                                                                     EXHIBIT 4.2



                 FORM OF MULTIPLE TRANCHE INDENTURE SUPPLEMENT


================================================================================



                      MBNA CREDIT CARD MASTER NOTE TRUST

                                   as Issuer

                                      and

                             THE BANK OF NEW YORK

                             as Indenture Trustee


                        MBNASERIES INDENTURE SUPPLEMENT

                        dated as of ________ __, _____

                                      to

                                   INDENTURE

                         dated as of ________ __, 2001




================================================================================

                               TABLE OF CONTENTS

                                                                                 Page

                                   Article I

            Definitions and Other Provisions of General Application
Section 1.01.  Definitions.....................................................   1

Section 1.02.  Governing Law...................................................  12

Section 1.03.  Counterparts....................................................  12

Section 1.04.  Ratification of Indenture.......................................  12

                                  Article II

                                   The Notes

Section 2.01.  Creation and Designation........................................  13

Section 2.02.  New Issuances of Notes..........................................  13

Section 2.03.  Required Subordinated Amount Conditions to Issuance of a
               Tranche of a Senior Class of Notes..............................  13

                                  Article III

                      Allocations, Deposits and Payments

Section 3.01.  Allocations of MBNAseries Available Funds.......................  15

Section 3.02.  Targeted Deposits to the Interest Funding Account...............  15

Section 3.03.  Allocations of MBNAseries Available Funds to Interest
               Funding sub-Accounts............................................  16

Section 3.04.  Amounts to be Treated as MBNAseries Available Funds;
               Payments Received from Derivative Counterparties for Interest in Foreign Currencies; Other Deposits to the Interest Funding
               sub-Accounts....................................................  17

Section 3.05.  Allocations of Reductions from Investor Charge-Offs to the
               Nominal Liquidation Amount of Subordinated Classes..............  18

Section 3.06.  Allocations of Reimbursements of Nominal Liquidation
               Amount Deficits.................................................  20

Section 3.07.  Application of MBNAseries Available Principal Amounts...........  20

Section 3.08.  Allocation of Servicing Fee Shortfalls..........................  22

Section 3.09.  Computation of Reductions to the Nominal Liquidation Amount
               of Subordinated Classes from Reallocations of MBNAseries
               Available Principal Amounts.....................................  22

Section 3.10.  Targeted Deposits of MBNAseries Available Principal
               Amounts to the Principal Funding Account........................  24

Section 3.11.  Allocations among Principal Funding sub-Accounts................  25

                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
Section 3.12.  Amounts to be Treated as MBNAseries Available Principal
               Amounts; Payments Received from Derivative Counterparties
               for Principal; Other Deposits to Principal Funding sub-
               Accounts........................................................  26

Section 3.13.  Withdrawals from Interest Funding Account.......................  27

Section 3.14.  Withdrawals from Principal Funding Account......................  28

Section 3.15.  Limit on Deposits to the Principal Funding sub-Account of
               Subordinated Note; Limit on Repayments of all Tranches..........  30

Section 3.16.  Calculation of Nominal Liquidation Amount.......................  31

Section 3.17.  Reinvestment in the Collateral Certificate......................  32

Section 3.18.  Netting of Deposits and Payments................................  32

Section 3.19.  Pro rata Payments within a Tranche..............................  32

Section 3.20.  Sale of Receivables for Accelerated Notes.......................  32

Section 3.21.  Calculation of Prefunding Target Amount.........................  33

Section 3.22.  Targeted Deposits to the Class C Reserve Account................  34

Section 3.23.  Withdrawals from the Class C Reserve Account....................  35

Section 3.24.  Targeted Deposits to the Accumulation Reserve Account...........  36

Section 3.25.  Withdrawals from the Accumulation Reserve Account...............  36

Section 3.26.  Computation of Interest.........................................  37

Section 3.27.  Excess Available Funds Sharing..................................  37

                                  Article IV

                           Early Redemption of Notes

Section 4.01.  Early Redemption Events.........................................  38

                                   Article V

                           Accounts and Investments

Section 5.01.  Accounts........................................................  39

                                   EXHIBITS
                                   --------


EXHIBIT A-1         [FORM OF] CLASS A NOTE

EXHIBIT A-2         [FORM OF] CLASS B NOTE

EXHIBIT A-3         [FORM OF] CLASS C NOTE

EXHIBIT B           [FORM OF] MBNASERIES SCHEDULE TO PAYMENT INSTRUCTIONS

EXHIBIT C           [FORM OF] MBNASERIES SCHEDULE TO MONTHLY NOTEHOLDERS'
                    STATEMENT

EXHIBIT D           [FORM OF] INVESTMENT LETTER

EXHIBIT E-1         [FORM OF] CLEARANCE SYSTEM CERTIFICATE TO BE GIVEN TO THE
                    TRUSTEE BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR DELIVERY
                    OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A TEMPORARY
                    GLOBAL NOTE

EXHIBIT E-2         [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                    CLEARSTREAM, LUXEMBOURG BY [_] WITH RESPECT TO REGISTERED
                    NOTES SOLD TO QUALIFIED INSTITUTIONAL BUYERS

EXHIBIT E-3         [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                    CLEARSTREAM, LUXEMBOURG BY A BENEFICIAL OWNER OF NOTES,
                    OTHER THAN A QUALIFIED INSTITUTIONAL BUYER

          This MBNASERIES INDENTURE SUPPLEMENT (this "Indenture Supplement"), by
                                                      --------------------
and between MBNA CREDIT CARD MASTER NOTE TRUST, a statutory business trust created under the laws of the State of Delaware (the "Issuer"), having its
                                                      ------
principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and THE BANK OF NEW YORK, a New York banking corporation ( the "Indenture Trustee"), is made and entered into as of _______ __, ______.
 -----------------

          Pursuant to this Indenture Supplement, the Issuer and the Trust shall create a new series of Notes and shall specify the principal terms thereof.

                                   ARTICLE I

            Definitions and Other Provisions of General Application

          Section 1.01.  Definitions.  For all purposes of this Indenture
                         -----------
Supplement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

          (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

          (6) each capitalized term defined herein shall relate only to the MBNAseries Notes and no other Series of Notes issued by the Issuer; and

          (7) "including" and words of similar import will be deemed to be followed by "without limitation."

          "Accumulation Commencement Date" means, for each tranche of Notes, the
           ------------------------------
first Business Day of the month that is twelve (12) whole calendar months prior to the Expected Principal Payment Date for such tranche of Notes; provided,
                                                                  --------
however, that, if the Accumulation Period Length for such tranche of Notes is
-------
less than twelve (12) months, the Accumulation Commencement Date will be the first Business Day of the month that is the number of whole months prior to such Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to such Expected Principal Payment Date will at least equal the Accumulation Period Length.

          "Accumulation Period Factor" means, for any tranche of Notes for each
           --------------------------
Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series (as defined in the Pooling and Servicing Agreement) including the Collateral Certificate, and the denominator of which is equal to the sum of (a) the Initial Dollar Principal Amount of such tranche of Notes, (b) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Collateral Certificate) which are not expected to be in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), (c) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Collateral Certificate) which are not allocating Shared Principal Collections to other Series of investor certificates issued by the Master Trust and are in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), and
(d) the Initial Dollar Principal Amount of any tranche of notes (other than such tranche of Notes) of the Issuer for which amounts are targeted to be deposited into a principal funding account with respect to such Monthly Period; provided,
                                                                      --------
however, that this definition may be changed at any time if the Note Rating
-------
Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

          "Accumulation Period Length" is defined in Section 3.10(b)(ii).
           --------------------------                -------------------

          "Accumulation Reserve Account" means the trust account designated as
           ----------------------------
such and established pursuant to Section 5.01(a).
                                 ---------------

          "Accumulation Reserve Sub-Account Earnings" means, with respect to
           -----------------------------------------
each Transfer Date, the investment earnings on funds in the Accumulation Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "Aggregate Investor Default Amount" is defined in the Series 2001-__
           ---------------------------------
Supplement.

          "Aggregate Series Available Funds Shortfall" means the sum of the
           ------------------------------------------
Series Available Funds Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One.

          "applicable investment category" means the following ratings:
           ------------------------------

                        Class A Notes          Class B Notes            Class C Notes
                        -------------          -------------            -------------
Standard & Poor's     AA, A1 or higher       A, A1 or higher          BBB, ___ or higher
Moody's               Aa, P-1 or higher      Aaa, P-1 or higher       A2, P-2 or higher
Fitch                 AA, F1 or higher       A, F-1 or higher         A2, F-2 or higher

          Notwithstanding the foregoing, if funds on deposit in an Account are for the benefit of more than one class of Notes, the rating required for any investment of those funds will be the rating applicable to the most senior class.

          "Class A Notes" means a Note specified in the applicable terms
           -------------
document as belonging to Class A.

          "Class A Required Subordinated Amount" means, with respect to any
           ------------------------------------
tranche of Class A Notes, a Dollar amount of Class B Notes or Class C Notes, as the case may be, as specified in the applicable terms document for such tranche of Class A Notes, that is required to be outstanding and available on any date such tranche of Class A Notes is Outstanding.

          "Class A Unused Subordinated Amount of Class B Notes" means for any
           ---------------------------------------------------
tranche of Class A Notes, with respect to any Transfer Date, an amount equal to the Class A Required Subordinated Amount of Class B Notes minus the Class A Usage of the Class B Required Subordinated Amount, each as of such Transfer Date.

          "Class A Unused Subordinated Amount of Class C Notes" means for any
           ---------------------------------------------------
tranche of Class A Notes, with respect to any Transfer Date, an amount equal to the Class A Required Subordinated Amount of Class C Notes minus the Class A Usage of the Class C Required Subordinated Amount, each as of such Transfer Date.

          "Class A Usage of Class B Required Subordinated Amount" means, with
           -----------------------------------------------------
respect to any tranche of Class A Notes, zero on the date of issuance of such tranche and on any Transfer Date thereafter the Class A Usage of Class B Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such tranche of Class A Notes after giving effect to the previous clauses, if any):

               (a) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to Section 3.05(a) which did not result in a Class A Usage of
                      ---------------
          Class C Required Subordinated Amount for such tranche of Class A Notes on such Transfer Date; plus

               (b) the amount of Investor Charge-Offs initially allocated to that tranche of Class A Notes pursuant to Section 3.05(a) and then
                                                    ---------------
          reallocated on such Transfer Date to Class B Notes pursuant to Section
                                                                         -------
          3.05(b); plus
          -------

               (c) the amount of MBNAseries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for that tranche of Class A Notes pursuant to Section 3.07(a) which
                                                        ---------------
          did not result in a Class A Usage of Class C Required Subordinated Amount for such tranche of Class A Notes; plus

               (d) the aggregate amount of MBNAseries Available Principal Amounts reallocated to pay any amount to the Servicer for such tranche of Class A Notes pursuant to Sections 3.07(c) which did not result in
                                       ----------------
          a Class A Usage of Class C Required Subordinated Amount for such tranche of Class A Notes on such Transfer Date; minus

               (e) an amount (not to exceed the Class A Usage of Class B Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (d) above) equal to the sum of (x) the product of (A) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) for such tranche of Class A Notes and the denominator of which is the aggregate Class B Nominal Liquidation Amount Deficits (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) of all Class B Notes, times (B) the aggregate amount of the Nominal
                         -----
          Liquidation Amount Deficits of any tranche of Class B Notes which are reimbursed on such Transfer Date pursuant to Section 3.06(b), plus (y)
                                                       ---------------
          if the aggregate Class A Usage of Class B Required Amount (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) for all Class A Notes exceeds the aggregate Class B Nominal Liquidation Amount Deficits of all Class B Notes (prior to giving effect to any reimbursement on such Transfer
          Date), the product of (A) a fraction, the numerator of which is the amount of such excess and the denominator of which is the aggregate Class C Nominal Liquidation Amount Deficits (prior to giving effect to any reimbursement of a Class C Nominal Liquidation Amount Deficit on such Transfer Date) of all Class C Notes, times (B) the aggregate
                                                    -----
          amount of the Nominal Liquidation Amount Deficits of any tranche of Class C Notes (prior to giving effect to such reimbursement) which are reimbursed on such Transfer Date times (C) a fraction, the numerator
                                           -----
          of which is the Class A Usage of Class B Required Subordinated Amount of such tranche of Class A Notes (prior to giving effect to such reimbursement) and the denominator of which is the Class A Usage of Class B Required Subordinated Amount for all Class A Notes (prior to giving effect to such reimbursement).

          "Class A Usage of Class C Required Subordinated Amount" means, with
           -----------------------------------------------------
respect to any tranche of Class A Notes, zero on the date of issuance of such tranche and on any Transfer Date thereafter the Class A Usage of Class C Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such tranche of Class A Notes after giving effect to the previous clauses, if any):

               (a) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for that tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate
                                                     -----
          amount of Investor Charge-Offs initially allocated on such Transfer Date to Class C Notes pursuant to Section 3.05(a); plus
                                            ---------------

               (b) the amount of Investor Charge-Offs initially allocated to that tranche of Class A Notes pursuant to Section 3.05(a) and then
                                                    ---------------
          reallocated on such date to Class C Notes pursuant to Section 3.05(b);
                                                                ---------------
          plus

               (c) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate
                                                     -----
          amount of Investor Charge-Offs initially allocated on such date to Class B Notes pursuant to Section 3.05(a); plus
                                    ---------------

               (d) the amount of MBNAseries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for that tranche of Class A Notes pursuant to Section 3.07(a); plus
                                                        ---------------

               (e) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of
                                                     -----
          MBNAseries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for any tranche of Class B Notes pursuant to Section 3.07(b); plus
                            ---------------

               (f) the amount of MBNAseries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for such tranche of Class A Notes pursuant to Sections 3.07(c); plus
                                                        ----------------

               (g) an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of
                                                     -----
          MBNAseries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for any tranche of Class B Notes pursuant to Section 3.07(d); minus
                            ---------------

               (h) an amount (not to exceed the Class A Usage of Class C Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class A Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for that tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes, times
                                                                        -----
          (B) the aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such Transfer Date pursuant to Section
                                                                       -------
          3.06(c).
          -------

          "Class B Notes" means a Note specified in the applicable terms
           -------------
document to this Indenture Supplement as belonging to Class B.

          "Class B Required Subordinated Amount" means, with respect to any
           ------------------------------------
tranche of Class B Notes, a Dollar amount of Class C Notes as specified in the applicable terms document for such tranche of Class B Notes, that is required to be outstanding and available on any date such tranche of Class B Notes is Outstanding.

          "Class B Unused Subordinated Amount of Class C Notes" means for any
           ---------------------------------------------------
tranche of Class B Notes, with respect to any Transfer Date, an amount equal to the Class B Required Subordinated Amount of Class C Notes minus the Class B Usage of the Class C Required Subordinated Amount, each as of such Transfer Date.

          "Class B Usage of Class C Required Subordinated Amount" means, with
           -----------------------------------------------------
respect to any tranche of Class B Notes, zero on the date of issuance of such tranche and on any Transfer Date thereafter the Class B Usage of Class C Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such tranche of Class B Notes after giving effect to the previous clauses, if any):

               (a) an amount equal to the product of (A) a fraction, the numerator of which is the Class B Unused Subordinated Amount of Class C Notes for that tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate
                                                     -----
          amount of Investor Charge-Offs initially allocated on such Transfer Date to Class C Notes pursuant to Section 3.05(a); plus
                                            ---------------

               (b) an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the lesser of (1) the aggregate amount of
                           -----
          Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes pursuant to Section
                      -------

          3.05(a) and (2) the aggregate Class A Unused Subordinated Amount of
          -------
          Class B Notes for all such Class A Notes; plus

               (c) the amount of Investor Charge-Offs initially allocated to that tranche of Class B Notes pursuant to Section 3.05(a), and then
                                                    ---------------
          reallocated on such date to Class C Notes pursuant to Section 3.05(b);
                                                                ---------------
          plus

               (d) an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of MBNAseries Available
                           -----
          Principal Amounts reallocated on such date to the Interest Funding sub-Account for any tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to Section 3.07(a); plus
                                                           ---------------

               (e) the amount of MBNAseries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for that tranche of Class B Notes pursuant to Section 3.07(b); plus
                                               ---------------

               (f) an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for such tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of MBNAseries Available
                           -----
          Principal Amounts reallocated on such date to pay any amount to the Servicer for any tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes, pursuant to Section 3.07(c);
                                                            ---------------
          plus

               (g) the amount of MBNAseries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for such tranche of Class B Notes pursuant to Section 3.07(d); minus
                                               ---------------

               (h) an amount (not to exceed the Class B Usage of Class C Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class B Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for that tranche of Class B Notes and the denominator of which is the Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes, times (B) the
                                                              -----
          aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such date pursuant to Section 3.06(c).
                                                        ---------------

          "Class C Notes" means a Note specified in the applicable terms
           -------------
document as belonging to Class C.

          "Class C Reserve Account" means the trust account designated as such
           -----------------------
and established pursuant to Section 5.01(a).

          "Controlled Accumulation Amount" for any Transfer Date for any tranche
           ------------------------------
of Notes with only one Expected Principal Payment Date, is defined in the related terms document; provided, however, that if the Accumulation Period
                        --------  -------
Length with respect to such tranche is determined to be less than twelve (12) months pursuant to Section 3.10(b)(ii), the Controlled Accumulation Amount for
                   -------------------
any Transfer Date will be equal to (i) the product of (x) the Initial Dollar Principal Amount of such tranche of Notes and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Derivative Accrual Date" means, for any Monthly Period with respect
           -----------------------
to any tranche of Notes which has a Performing Derivative Agreement for interest, the date in such Monthly Period corresponding numerically to the next payment date under the related Derivative Agreement following the end of the related Monthly Period.

          "Excess Available Funds" means, with respect to any Monthly Period,
           ----------------------
the aggregate amount of MBNAseries Available Funds minus the sum of the amounts, without duplication, determined pursuant to Sections 3.01(a) through (d).
                                            ----------------         ---

          "Finance Charge Receivables" is defined in the Pooling and Servicing
           --------------------------
Agreement.

          "Interest Funding Account" means the trust account designated as such
           ------------------------
and established pursuant to Section 5.01(a).
                            ---------------

          "Interest Funding sub-Account Earnings" means, with respect to each
           -------------------------------------
Transfer Date, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "Investor Charge-Offs" means, with respect to any Transfer Date, the
           --------------------
aggregate amount, if any, by which the MBNAseries Investor Default Amount, if any, for the preceding Monthly Period exceeds the MBNAseries Available Funds for such Transfer Date available after giving effect to clause (a) and (b) of
Section 3.01.
------------

          "MBNAseries Available Funds" means, with respect to any Transfer Date,
           --------------------------
the sum of (a) Available Funds allocated to the MBNAseries pursuant to Section
                                                                       -------
501 of the Indenture, (b) any amounts to be treated as MBNAseries Available
---
Funds pursuant to Sections 3.04(a) and 3.20(d) and (c) any amounts to be treated
                  ----------------     -------
as MBNAseries Available Funds pursuant to any terms document.

          "MBNAseries Available Principal Amounts" means the sum of (a)
           --------------------------------------
Available Principal Amounts allocated to the MBNAseries pursuant to Section 502
                                                                    -----------
of the Indenture, (b) any amounts to be treated as MBNAseries Available Principal Amounts pursuant to Section 3.12(a), and (c) any amounts to be treated
                              ---------------
as MBNAseries Available Principal Amounts pursuant to any terms document.

          "MBNAseries Investor Default Amount" means, with respect to any
           ----------------------------------
Monthly Period, the sum, for each day during such Monthly Period, of the product of the Investor Default Amounts (as such term is defined in the Series 2001-__ Supplement) with respect to each such day and the percentage equivalent of a fraction the numerator of which is the Available Funds Allocation Amount for the MBNAseries for such day and the denominator of which is the Available Funds Allocation Amount for all series of Notes for such day.

          "MBNAseries Servicing Fee" means, with respect to any Monthly Period,
           ------------------------
the pro rata portion of the Net Servicing Fee (as such term is defined in the Series 2001-__ Supplement) allocable to the MBNAseries based on the ratio of the Weighted Average Available Funds Allocation Amount for the MBNAseries for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all series of Notes for such Monthly Period.

          "Nominal Liquidation Amount" means, with respect to any tranche of
           --------------------------
Notes, the amount calculated pursuant to Section 3.16 of this Indenture
                                         ------------
Supplement. The Nominal Liquidation Amount for the MBNAseries will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of the MBNAseries.

          "Nominal Liquidation Amount Deficit" means, with respect to any
           ----------------------------------
tranche of Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that tranche over the Nominal Liquidation Amount of that tranche.

          "PFA Accumulation Earnings" means, with respect to each Transfer Date,
           -------------------------
the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses), other than funds in the Principal Funding Account in connection with any Prefunding Target Amounts, for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "PFA Accumulation Earnings Shortfall" means, for any Transfer Date,
           -----------------------------------

               (a) the aggregate of the PFA Accumulation Earnings Target for each tranche of MBNAseries Notes for such Transfer Date, minus

               (b)  the PFA Accumulation Earnings for such period.

          "PFA Accumulation Earnings Target" means, for any Transfer Date, with
           --------------------------------
respect to any amount on deposit in a Principal Funding sub-Account (prior to giving effect to any deposits to be made on such date), other than any amount in connection with a Prefunding Target Amount, for a tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the following rates:

               (a) in the case of a tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that tranche;

               (b) in the case of a tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that tranche;

               (c) in the case of a tranche of Notes with a Performing Derivative Agreement for interest, at the rate of interest payable by the Issuer to the applicable Derivative Counterparty; and

               (d) in the case of a tranche of Notes with a non-Performing Derivative Agreement for interest, at the rate of interest specified in the related terms document.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub-Account for a tranche of Notes.

          "PFA Prefunding Earnings" means, with respect to each Transfer Date,
           -----------------------
the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) in connection with any Prefunding Target Amounts for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "PFA Prefunding Earnings Shortfall" means, for any Transfer Date,
           ---------------------------------

               (a) the aggregate PFA Prefunding Earnings Targets for each tranche of MBNAseries Notes for such Transfer Date, minus

               (b)  the PFA Prefunding Earnings for such period.

          "PFA Prefunding Earnings Target" means, for any Transfer Date, with
           ------------------------------
respect to any amount on deposit in a Principal Funding sub-Account in connection with a Prefunding Target Amount for a tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the following rates:

               (a) in the case of a tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that tranche;

               (b) in the case of a tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that tranche;

               (c) in the case of a tranche of Notes with a Performing Derivative Agreement for interest, at the rate of interest payable by the Issuer to the applicable Derivative Counterparty; and

               (d) in the case of a tranche of Notes with a non-Performing Derivative Agreement for interest, at the rate of interest specified in the related terms document.

          More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub-Account for a tranche of Notes.

          "Prefunding Excess Amount" means, with respect to any senior class of
           ------------------------
Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amounts on deposit in the Principal Funding sub-Accounts of the Notes of that class that are in excess of the aggregate amount targeted to be on deposit in those Principal Funding sub-Accounts pursuant to
Section 3.10.
------------

          "Prefunding Target Amount" means the amount calculated pursuant to
           ------------------------
Section 3.21.
------------

          "Principal Funding Account" means the trust account designated as such
           -------------------------
and established pursuant to Section 5.01(a).
                            ---------------

          "Principal Funding sub-Account Amount" means, with respect to any
           ------------------------------------
tranche of Notes as of any date, the amount on deposit in the Principal Funding sub-Account for such tranche of Notes on such date.

          "Receivables Sales Proceeds" means, with respect to any tranche of
           --------------------------
Notes, the proceeds of the sale of Receivables with respect to such tranche pursuant to Section 3.20. Receivables Sales Proceeds do not constitute Available
            ------------
Principal Amounts.

          "Receivables Sales Proceeds Deposit Amount" means, with respect to any
           -----------------------------------------
tranche of Notes in respect of which the Trust has received Receivables Sales Proceeds, the amount of Receivables Sales Proceeds on deposit in the Principal Funding sub-Account for such tranche.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts (as defined in the Pooling and Servicing Agreement), expressed as a decimal, for the twelve (12) months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Note
--------  -------
Rating Agencies provide prior written confirmation that a Ratings Effect with respect to any Outstanding Notes will not occur with respect to such change.

          "Required Excess Available Funds" means, with respect to any Monthly
           -------------------------------
Period, an amount equal to zero; provided, however, that the Issuer may, from
                                 --------  -------
time to time, change such amount (which will never be less than zero) upon (i) written notice to the Indenture Trustee and each Rating Agency, and (ii) if such amount is to be increased, prior written confirmation from the Note Rating Agencies that a Ratings Effect will not occur with respect to such change.

          "Required Subordinated Amount" means, with respect to any tranche of a
           ----------------------------
senior class of Notes, a Dollar amount of a subordinated class of Notes, as specified in the applicable terms document for such tranche of the senior class, that is required to be outstanding and available on any date the senior class is Outstanding.

          "senior class" means (a) with respect to the Class B Notes, the Class
           ------------
A Notes, and (b) with respect to the Class C Notes, the Class A Notes or Class B Notes.

          "Series Available Funds Shortfall" means, with respect to any Transfer
           --------------------------------
Date with respect to the MBNAseries, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01(a) through (d)
                                                  ----------------         ---
for any Transfer Date over (b) the MBNAseries Available Funds (excluding any amounts to be treated as MBNAseries Available Funds pursuant to Section 3.27(a)) for such Transfer Date; provided, however, that the Issuer,
   ----------------                         --------  -------
when authorized by an Officer's Certificate, may amend or otherwise modify this definition of Series Available Funds Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding Notes.

          "Shared Excess Available Funds" means, with respect to any Transfer
           -----------------------------
Date with respect to any series of Notes, either (a) the amount of MBNAseries Available Funds for such Transfer Date available after application in accordance with Sections 3.01(a) through (f) or (b) the amounts allocated to other series
     ----------------          -
of Notes identified as an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as "Shared Excess Available Funds."

          "Spot Exchange Rate" has the meaning specified in the related terms
           ------------------
document.

          "subordinated class" means (a) with respect to the Class A Notes, the
           ------------------
Class B Notes or Class C Notes, (b) with respect to the Class B Notes, the Class C Notes.

          "Targeted Interest Deposit Amount" means, with respect to the
           --------------------------------
MBNAseries Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 3.02 for such
                                                      ------------
Transfer Date.

          "Targeted Principal Deposit Amount" means, with respect to the
           ---------------------------------
MBNAseries Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.10 for such
                                                       ------------
Transfer Date.

          "Weighted Average Available Funds Allocation Amount" means, with
           --------------------------------------------------
respect to any Monthly Period for any tranche or class of Notes, the sum of the Available Funds Allocation Amount for such tranche or class, as applicable, as of the close of business on each day during such Monthly Period divided by the actual number of days in such period.

          Section 1.02.  Governing Law. THIS INDENTURE SUPPLEMENT WILL BE
                         -------------
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 1.03.  Counterparts.  This Indenture Supplement may be
                         ------------
executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

          Section 1.04.  Ratification of Indenture. As supplemented by this
                         -------------------------
Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                              [END OF ARTICLE I]

                                  ARTICLE II

                                   The Notes


          Section 2.01.  Creation and Designation.

     (a) There is hereby created a series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "MBNA Credit Card Master Note Trust, MBNAseries" or the "MBNAseries Notes." The MBNAseries Notes will be issued in three classes, the first of which shall be known as the "MBNAseries Class A Notes," the second of which shall be known as the "MBNAseries Class B Notes" and the third of which shall be known as the "MBNAseries Class C Notes."

     (b) The MBNAseries shall be an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One and shall not be in any other group. The MBNAseries shall not be subordinated to any other series of Notes.

          Section 2.02.  New Issuances of Notes.  The Issuer may issue new
                         ----------------------
tranches of Notes (including additional Notes of an Outstanding tranche) to be included in the MBNAseries, so long as the following conditions precedent are satisfied:

          (i) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee a terms document relating to the applicable tranche of Notes;

          (ii) if the issuance of Notes results in an increase in the targeted deposit amount of any Class C Reserve sub-Account of a tranche of Class C Notes, on or prior to the next Transfer Date the Issuer will have funded such increase with a cash deposit to such Class C Reserve sub-Account;

          (iii) the conditions specified in Section 310 of the Indenture and
                                            -----------
     Section 2.03 of this Indenture Supplement, as applicable, are satisfied;
     ------------
     and

          (iv)  any other conditions specified in the related terms document.

          Section 2.03.  Required Subordinated Amount Conditions to Issuance of
                         ------------------------------------------------------
a Tranche of a Senior Class of Notes.
------------------------------------

     (a)  Class A Required Subordinated Amount of Class B Notes. On the issuance
          -----------------------------------------------------
date of a tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes for such tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class B Notes for such tranche of Class A Notes. For purposes of this Section, the available subordinated amount of Class B Notes for such tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all tranches of Class B Notes which are Outstanding on that date; minus

          (ii) the aggregate Class A Unused Subordinated Amount of Class B Notes for all other tranches of Class A Notes which are Outstanding on that date.

     (b)  Class A Required Subordinated Amount of Class C Notes. On the issuance
          -----------------------------------------------------
date of a tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class C Notes for such tranche of Class A Notes. For purposes of this clause, the available subordinated amount of Class C Notes for such tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all tranches of Class C Notes which are Outstanding on that date; minus

          (ii) the aggregate Class A Unused Subordinated Amount of Class C Notes for all other tranches of Class A Notes which are Outstanding on that date.

     (c)  Class B Required Subordinated Amount of Class C Notes. On the issuance
          -----------------------------------------------------
date of a tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such tranche of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class C Notes for such tranche of Class B Notes. For purposes of this clause, the available subordinated amount of Class C Notes for such tranche of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all tranches of Class C Notes which are Outstanding on that date; minus

          (ii) the aggregate Class B Unused Subordinated Amount of Class C Notes for all other tranches of Class B Notes which are Outstanding on that date.

                              [END OF ARTICLE II]

                                  ARTICLE III

                      Allocations, Deposits and Payments

          Section 3.01.  Allocations of MBNAseries Available Funds.  On each
                         -----------------------------------------
Transfer Date, the Indenture Trustee will apply MBNAseries Available Funds, as follows:

     (a) first, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.02;
            ------------

     (b) second, to pay the MBNAseries Servicing Fee plus any previously due and unpaid MBNAseries Servicing Fee to the Servicer (as such term is defined in the Series 2001-_ Supplement);

     (c) third, to be treated as MBNAseries Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the MBNAseries
                               ------------
Investor Default Amount, if any, for the preceding Monthly Period;

     (d) fourth, to be treated as MBNAseries Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Nominal
                               ------------
Liquidation Amount Deficit, if any;

     (e) fifth, to make the targeted deposit to the Accumulation Reserve Account, if any, pursuant to Section 3.24;
                             ------------

     (f) sixth, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.22;
                 ------------

     (g) seventh, to make any other payment or deposit required by the terms documents of any series, class or tranche of MBNAseries Notes;

     (h) eighth, to be treated as Shared Excess Available Funds for application in accordance with Section 3.27; and
                   ------------

     (i)  ninth, to the Issuer.

          Section 3.02.  Targeted Deposits to the Interest Funding Account. The
                         -------------------------------------------------
aggregate amount of MBNAseries Available Funds targeted to be deposited into the Interest Funding Account pursuant to Section 3.01(a) on each Transfer Date is
                                     ---------------
equal to the sum of the following amounts. A single tranche of Notes may be entitled to more than one of the following targeted deposits on any Transfer Date. The targeted deposit on any Transfer Date will also include any shortfall in the targeted deposit with respect to any prior Transfer Date which has not been previously deposited.

     (a)  Specified Deposits. If the terms document for a tranche of Notes
          ------------------
specifies a deposit to be made to the Interest Funding sub-Account for that tranche, the deposit targeted for that tranche of Notes with respect to that Transfer Date is such specified amount.

     (b)  Interest Payments. The deposit targeted for any tranche of Outstanding
          -----------------
Interest-bearing Notes on each Transfer Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of that tranche of Notes during the period from and including the first Monthly Interest Accrual Date in the prior Monthly Period to but excluding the first Monthly Interest Accrual Date in the current Monthly Period.

     (c)  Amounts Owed to Derivative Counterparties. If a tranche of Outstanding
          -----------------------------------------
Dollar Notes or foreign currency Notes that has a Derivative Agreement for interest provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes on each Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related terms document.

     (d)  Discount Notes. The deposit targeted for a tranche of Outstanding
          --------------
Discount Notes on each Transfer Date is equal to the amount of accretion of principal of that tranche of Notes from the Monthly Principal Accrual Date in the related Monthly Period (or in the case of the first Transfer Date with respect to any tranche of Notes, from the date of issuance of that tranche of Notes) to but excluding the Monthly Principal Accrual Date for the next month.

     (e)  Additional Interest. Unless otherwise specified in the applicable
          -------------------
terms document, the deposit targeted for any tranche of Outstanding Notes (other than Discount Notes) for any month that has previously due and unpaid interest will include the interest accrued on that overdue interest from and including the Monthly Interest Accrual Date in that month to but excluding the Monthly Interest Accrual Date next following that month at the rate of interest applicable to the principal of that tranche during that period.

          Section 3.03.  Allocations of MBNAseries Available Funds to Interest
                         -----------------------------------------------------
Funding sub-Accounts. The aggregate amount to be deposited to the Interest
--------------------
Funding Account pursuant to Section 3.01(a) for each Monthly Period will be
                            ---------------
allocated, and a portion deposited into the Interest Funding sub-Account for each tranche of Notes, as follows:

     (a)  MBNAseries Available Funds at Least Equal to Targeted Amounts. If the
          -------------------------------------------------------------
amount of funds available for a Monthly Period pursuant to Section 3.01 is at
                                                           ------------
least equal to the aggregate amount of the deposits and payments targeted by
Section 3.02, then the full amount of each such deposit and payment will be made
------------
to the applicable Interest Funding sub-Accounts.

     (b)  MBNAseries Available Funds are Less than Targeted Amounts. If the
          ---------------------------------------------------------
amount of funds available for a Monthly Period pursuant to Section 3.01 is less
                                                           ------------
than the aggregate amount of the deposits targeted by Section 3.02, then the
                                                      ------------
amount available will be allocated to each tranche of Notes as follows:

          (i) first, to each tranche of Class A Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.02
                                                                   ------------
     with respect to that tranche of Class A Notes, to (B) the aggregate amount of the deposits targeted by Section 3.02 with respect to all tranches of
                                 ------------
     Class A Notes, and

          (ii) second, to each tranche of Class B Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.02
                                                                   ------------
     with respect to that
     tranche of Class B Notes, to (B) the aggregate amount of the deposits targeted by Section 3.02 with respect to all tranches of Class B Notes, and

          (iii) third, to each tranche of Class C Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.02
                                                                   ------------
     with respect to that tranche of Class C Notes, to (B) the aggregate amount of the deposits targeted by Section 3.02 with respect to all tranches of
                                 ------------
     Class C Notes.

          Section 3.04.  Amounts to be Treated as MBNAseries Available Funds;
                         ----------------------------------------------------
Payments Received from Derivative Counterparties for Interest in Foreign
------------------------------------------------------------------------
Currencies; Other Deposits to the Interest Funding sub-Accounts. The following
---------------------------------------------------------------
deposits and payments will be made on the following dates:

     (a)  Amounts to be Treated as MBNAseries Available Funds. In addition to
          ---------------------------------------------------
Available Funds allocated to the MBNAseries pursuant to Section 501 of the
                                                        -----------
Indenture, the following amounts shall be treated as MBNAseries Available Funds for application in accordance with this Article III for any Monthly Period:
                                        -----------

          (i)   PFA Accumulation Earnings Shortfall. The aggregate amount
                -----------------------------------
     withdrawn from the Accumulation Reserve Account pursuant to Section 3.25(a)
                                                                 ---------------
     will be treated as MBNAseries Available Funds for such Monthly Period.

          (ii)  PFA Prefunding Earnings Shortfall. On or prior to each Transfer
                ---------------------------------
     Date, the Issuer will calculate the PFA Prefunding Earnings Shortfall (if any) for the Principal Funding sub-Account for each tranche of Notes. If there is any PFA Prefunding Earnings Shortfall for any Principal Funding sub-Account for that Transfer Date, or any unpaid PFA Prefunding Earnings Shortfall for any Principal Funding sub-Account from any earlier Transfer Date, in each case for any tranche of Notes, the Issuer will notify the Master Trust pursuant to Section 4.09 of the Series 2001-_ Supplement of
                              ------------
     that amount. On each Transfer Date, the Indenture Trustee will treat as MBNAseries Available Funds the amount received by the Issuer pursuant to
     Section 4.09 of the Series 2001-_ Supplement with respect to each Principal
     ------------
     Funding sub-Account, if any.

          (iii) Dollar Payments from Derivative Counterparties for Interest.
                -----------------------------------------------------------
     Dollar payments received under Derivative Agreements for interest for any tranche of Notes will be treated as MBNAseries Available Funds.

          (iv)  Sub-Account Earnings. Any PFA Accumulation Earnings, any PFA
                --------------------
     Prefunding Earnings, any Accumulation Reserve Account Earnings and any Interest Funding sub-Account Earnings for any Transfer Date will be treated as MBNAseries Available Funds for such Transfer Date.

          (v)   Shared Excess Available Funds. Any Shared Excess Available Funds
                -----------------------------
     allocable to the MBNAseries will be treated as MBNAseries Available Funds pursuant to Section 3.27(a).
                 ---------------

          (vi)  Other Amounts. This Indenture Supplement or the terms document
                -------------
     for any tranche of Notes may include additional amounts which are to be treated as MBNAseries Available Funds for any Transfer Date.

     (b)  Payments Received From Derivative Counterparties for Interest in
          ----------------------------------------------------------------
Foreign Currencies. Payments received under Derivative Agreements for interest
------------------
in foreign currencies will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

     (c)  Other Deposits to the Interest Funding sub-Accounts.
          ---------------------------------------------------

          (i)   Class C Reserve Account. Withdrawals made from the Class C
                -----------------------
     Reserve Account pursuant to Section 3.23(a) will be deposited into the
                                 ---------------
     applicable Interest Funding sub-Account on the Transfer Date.

          (ii)  Receivables Sales Proceeds.  Receivables Sales Proceeds received
                --------------------------
     by the Issuer pursuant to Section 3.20(c)(ii) for any tranche of Notes will
                               -------------------
     be deposited into the applicable Interest Funding sub-Account on the date of receipt by the Issuer.

          Section 3.05.  Allocations of Reductions from Investor Charge-Offs to
                         ------------------------------------------------------
the Nominal Liquidation Amount of Subordinated Classes. On each Transfer Date
------------------------------------------------------
when there is an Investor Charge-Off with respect to the related Monthly Period, that reduction will be allocated (and reallocated) on that date to each tranche of Notes as set forth in this Section.

     (a) Initially, the amount of such Investor Charge-Off will be allocated to each tranche of Outstanding Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche for such Monthly Period to the Weighted Average Available Funds Allocation Amount for the MBNAseries for such Monthly Period.

     (b) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) will be reallocated to the Class C Notes subject to the limitations set forth in clauses (c) and (e), and the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause
(a) and not reallocated to the Class C Notes due to the limitations set forth in clauses (c) and (e) will be reallocated to the Class B Notes subject to the limitations set forth in clauses (c) and (e). Immediately after giving effect to the preceding sentence, the aggregate amount of Investor Charge-Offs allocated to the Class B Notes pursuant to clause (a) or reallocated to the Class B Notes pursuant to the preceding sentence will be reallocated to the Class C Notes subject to the limitations set forth in clauses (d) and (e). Any amount of Investor Charge-Offs which cannot be reallocated to a subordinated class due to the limitations in clauses (c), (d) and (e) will reduce the Nominal Liquidation Amount of the tranche of Notes to which it was initially allocated pursuant to clause (a).

     (c)  (i)   The reallocation in clause (b) of Investor Charge-Offs from any tranche of Class A Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that tranche of Class A Notes to the Class C Notes, that tranche's Class A Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of Investor Charge-Offs from any Class B Notes and any reallocation of MBNAseries Available Principal Amounts on such date) will not exceed that tranche's Class A Required Subordinated Amount of Class C Notes.

          (ii) The reallocation in clause (b) of Investor Charge-Offs from any tranche of Class A Notes to the Class B Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that tranche of Class A Notes to the Class B Notes, that tranche's Class A Usage of Class B Required Subordinated Amount (computed before giving effect to any reallocations of MBNAseries Available Principal Amounts on such date) will not exceed that tranche's Class A Required Subordinated Amount of Class B Notes.

     (d) The reallocation in clause (b) of Investor Charge-Offs from any tranche of Class B Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and such reallocation from that tranche of Class B Notes and reallocations from any tranche of Class A Notes to any tranche of Class C Notes, that tranche's Class B Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of MBNAseries Available Principal Amounts on such date) will not exceed that tranche's Class B Required Subordinated Amount of Class C Notes.

     (e)  (i)   The amount permitted to be reallocated to tranches of Class C
     Notes pursuant to clause (b) will be applied to each tranche of Class C Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period.

          (ii) Any such reallocation that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class C Notes below zero will be reallocated to the remaining tranches of Class C Notes as set forth in this clause (e), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any tranche of Class C Notes be reduced below zero.

          (iii) The amount permitted to be reallocated to tranches of Class B Notes pursuant to clause (b) will be applied to each tranche of Class B Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class B Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all tranches of Class B Notes in the MBNAseries for such Monthly Period.

          (iv) Any such reallocation that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class B Notes below zero will be reallocated to the remaining tranches of Class B Notes as set forth in this clause (e), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any tranche of Class B Notes be reduced below zero.

     (f) In the case of each tranche of Notes, the Nominal Liquidation Amount of each such tranche will be reduced by an amount equal to the Investor Charge-Offs which are allocated or reallocated to that tranche of Notes, less the amount of Investor Charge-Offs that are reallocated from that tranche of Notes to Notes of a subordinated class of Notes.

          Section 3.06.  Allocations of Reimbursements of Nominal Liquidation
                         ----------------------------------------------------
Amount Deficits. If, as of any Transfer Date, there are MBNAseries Available
---------------
Funds available pursuant to Section 3.01(d) to reimburse any Nominal Liquidation Amount Deficits as of such Transfer Date, such funds will be allocated to each tranche of Notes as follows:

     (a) first, to each tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche,

     (b) second, to each tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche, and

     (c) third, to each tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche.

          Section 3.07.  Application of MBNAseries Available Principal Amounts.
                         -----------------------------------------------------
On each Transfer Date, the Indenture Trustee will apply MBNAseries Available Principal Amounts as follows:

     (a) first, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section
                                                                    -------
3.01(a), any tranche of Class A Notes has not received the full amount targeted
-------
to be deposited pursuant to Section 3.02 with respect to that Monthly Period,
                            ------------
then MBNAseries Available Principal Amounts (in an amount not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class C Notes and Class B Notes) will be allocated to the Interest Funding sub-Account of each such tranche of Class A Notes pro rata based on, in the case of each such tranche of Class A Notes, the lesser of the following amounts:

          (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such tranche of Class A Notes; and

          (ii) an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class C Notes and (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such tranche of Class A Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.05);
                                      -------------

     (b) second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section
                                                                    -------
3.01(a) any tranche of Class B Notes has not received the full amount targeted
-------
to be deposited pursuant to Section 3.02 with respect to that Monthly Period,
                            ------------
then MBNAseries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class B Notes and Class C Notes minus the aggregate amount of MBNAseries Available Principal Amounts reallocated pursuant to clause
(a) above) will be allocated to the Interest Funding sub-Account of each such tranche of Class B Notes pro rata based on, in the case of each such tranche of Class B Notes, the lesser of the following amounts:

          (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such tranche of Class B Notes; and

          (ii) an amount equal to the Class B Unused Subordinated Amount of Class C Notes for such tranche of Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.05
                                                                   ------------
     and the reallocation of MBNAseries Available Principal Amount pursuant to clause (a) above);

     (c) third, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Sections
                                                                    --------
3.01(b), the Servicer has not received the full amount to be paid pursuant to
-------
Section 3.01(b) with respect to that Monthly Period, then MBNAseries Available
---------------
Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class C Notes and Class B Notes minus the aggregate amount of MBNAseries Available Principal Amounts reallocated pursuant to clauses (a) and (b) above) will be paid to the Servicer in an amount equal to, and allocated to each such tranche of Class A Notes pro rata based on, in the case of each such tranche of Class A Notes, the lesser of the following amounts:

          (i) the amount of the deficiency allocated to such tranche of Class A Notes pursuant to Section 3.08; and
                         ------------

          (ii) an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class C Notes and (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such tranche of Class A Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.05 and the reallocation of
                                      ------------
     MBNAseries Available Principal Amount pursuant to clauses (a) and (b) above);

     (d) fourth, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Section
                                                                    -------
3.01(b), the Servicer has not received the full amount to be paid pursuant to
-------
Section 3.01(b) with respect to that Monthly Period, then MBNAseries Available
---------------
Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class B Notes and Class C Notes, minus the aggregate amount of MBNAseries Available Principal Amounts reallocated pursuant to clauses (a) through (c) above) will be paid to the Servicer in an amount equal to, and allocated to each such tranche of Class B Notes pro rata based on, in the case of each such tranche of Class B Notes, the lesser of the following amounts:

          (i) the amount of the deficiency allocated to such tranche of Class B Notes pursuant to Section 3.08; and
                         ------------

          (ii) an amount equal to the Class B Unused Subordinated Amount of Class C Notes for such tranche of Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.05
                                                                   ------------
     and the reallocation of MBNAseries Available Principal Amount pursuant to clauses (a) through (c) above);

     (e) fifth, to make the targeted deposits to the Principal Funding Account pursuant to Section 3.10; and
            ------------

     (f) sixth, to the Issuer for reinvestment in the Investor Interest of the Collateral Certificate.

          Section 3.08.  Allocation of Servicing Fee Shortfalls. On each
                         --------------------------------------
Transfer Date if after giving effect to payments to be made with respect to such Monthly Period pursuant to Section 3.01(b), the Servicer has not received the
                           ---------------
full amount to be paid pursuant to Section 3.01(b) with respect to that Monthly
                                   ---------------
Period, the aggregate amount of such shortfall will be allocated to each tranche of Outstanding Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche for such Monthly Period to the Weighted Average Available Funds Allocation Amount for the MBNAseries for such Monthly Period.

          Section 3.09.  Computation of Reductions to the Nominal Liquidation
                         ----------------------------------------------------
Amount of Subordinated Classes from Reallocations of MBNAseries Available
-------------------------------------------------------------------------
Principal Amounts.
-----------------

     (a) Each reallocation of MBNAseries Available Principal Amounts deposited to the Interest Funding sub-Account of a tranche of Class A Notes pursuant to
Section 3.07(a) will reduce the Nominal Liquidation Amount of the Class C Notes;
---------------
provided, however, that the aggregate amount of such reduction shall not exceed
--------  -------
the lesser of (i) the Class A Unused Subordinated Amount of Class C Notes for all Class A Notes (after giving effect to any reductions pursuant to Section
                                                                     -------
3.05) and (ii) the Nominal Liquidation Amount of the Class C Notes (after giving
----
effect to any reductions pursuant to Section 3.05).
                                     ------------

     (b) Each reallocation of MBNAseries Available Principal Amounts deposited to the Interest Funding sub-Account of a tranche of Class A Notes pursuant to
Section 3.07(a) which does not reduce the Nominal Liquidation Amount of Class C
---------------
Notes pursuant to clause (a) above will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class B Notes; provided, however, that the aggregate amount of such reduction shall not exceed
--------  -------
the lesser of (i) the Class B Unused Subordinated Amount of Class C Notes for all Class B Notes (after giving effect to clause (a) above and any reductions pursuant to Section 3.05) and (ii) the Nominal Liquidation Amount of the Class B
            ------------
Notes (after giving effect to clause (a) above and any reductions pursuant to
Section 3.05).
------------

     (c) Each reallocation of MBNAseries Available Principal Amounts deposited to the Interest Funding sub-Account of a tranche of Class B Notes pursuant to
Section 3.07(b) will reduce the Nominal Liquidation Amount (determined after
---------------
giving effect to clauses (a) and (b) above) of the Class C Notes; provided,
                                                                  --------
however, that the aggregate amount of such reduction
-------
shall not exceed the lesser of (i) the Class B Unused Subordinated Amount of Class C Notes for all Class B Notes (after giving effect to clauses (a) and (b) above and any reductions pursuant to Section 3.05) and (ii) the Nominal
                                     ------------
Liquidation Amount of the Class C Notes (after giving effect to clauses (a) and
(b) above and any reductions pursuant to Section 3.05).
                                         ------------

     (d) Each reallocation of MBNAseries Available Principal Amounts paid to the Servicer pursuant to Section 3.07(c) will reduce the Nominal Liquidation
                         ---------------
Amount (determined after giving effect to clauses (a) through (c) above) of the Class C Notes; provided, however, that the aggregate amount of such reduction
               --------  -------
shall not exceed the lesser of (i) the Class A Unused Subordinated Amount of Class C Notes for all Class A Notes (after giving effect to clauses (a) through
(c) above and any reductions pursuant to Section 3.05) and (ii) the Nominal
                                         ------------
Liquidation Amount of the Class C Notes (after giving effect to clauses (a) through (c) above and any reductions pursuant to Section 3.05).
                                                 ------------

     (e) Each reallocation of MBNAseries Available Principal Amounts paid to the Servicer pursuant to Section 3.07(c) which does not reduce the Nominal
                         ---------------
Liquidation Amount of Class C Notes pursuant to clause (d) above will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a) through (d) above) of the Class C Notes; provided, however, that the aggregate
                                         --------  -------
amount of such reduction shall not exceed the lesser of (i) the Class A Unused Subordinated Amount of Class C Notes for all Class A Notes (after giving effect to clauses (a) through (d) above and any reductions pursuant to Section 3.05)
                                                                ------------
and (ii) the Nominal Liquidation Amount of the Class B Notes (after giving effect to clauses (a) through (d) above and any reductions pursuant to Section
                                                                       -------
3.05).
----

     (f) Each reallocation of MBNAseries Available Principal Amounts paid to the Servicer pursuant to Section 3.07(d) will reduce the Nominal Liquidation
                         ---------------
Amount (determined after giving effect to clauses (a) through (e) above) of the Class C Notes; provided, however, that the aggregate amount of such reduction
               --------  -------
shall not exceed the lesser of (i) the Class B Unused Subordinated Amount of Class C Notes for all Class B Notes (after giving effect to clauses (a) through
(c) above and any reductions pursuant to Section 3.05) and (ii) the Nominal
                                         ------------
Liquidation Amount of the Class C Notes (after giving effect to clauses (a) through (c) above and any reductions pursuant to Section 3.05).
                                                 ------------

     (g) Each reallocation of MBNAseries Available Principal Amounts deposited to the Interest Funding sub-Account of a tranche of senior Notes pursuant to
Section 3.07(a) or (b) or paid to the Servicer pursuant to Section 3.07(c) or
---------------     -                                      ---------------
(d) which does not reduce the Nominal Liquidation Amount of Class C Notes
 -
pursuant to clauses (a) through (f) above will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a) through (f) above) of the Class C Notes; provided, however, that the aggregate amount of such reduction
               --------  -------
shall not exceed the lesser of (i) the Class B Unused Subordinated Amount of Class C Notes for all Class B Notes (after giving effect to clause (a) through
(f) above and any reductions pursuant to Section 3.05) and (ii) the Nominal
                                         ------------
Liquidation Amount of the Class C Notes (after giving effect to clause (a) through (f) above and any reductions pursuant to Section 3.05).
                                                 ------------

     (h) Each reallocation of MBNAseries Available Principal Amounts which reduces the Nominal Liquidation Amount of Class C Notes pursuant to clauses (a) through (g) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions pursuant to Section 3.05) of each tranche of the Class C Notes pro rata based on
            ------------
ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period; provided, however, that any allocation of any such reduction that would
        --------  -------
otherwise have reduced the Nominal Liquidation Amount of a tranche of Class C Notes below zero will be reallocated to the remaining tranches of Class C Notes as set forth in this clause (h), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (h)) of any tranche of Class C Notes be reduced below zero.

     (i) Each reallocation of MBNAseries Available Principal Amounts which reduces the Nominal Liquidation Amount of Class B Notes pursuant to clauses (a) through (g) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions pursuant to Section 3.05) of each tranche of the
                                            ------------
Class B Notes pro rata based on ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class B Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class B Notes for the related Monthly Period; provided, however, that any allocation of
                                      --------  -------
any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class B Notes below zero will be reallocated to the remaining tranches of Class B Notes as set forth in this clause (i), but in no event will the Nominal Liquidation Amount (after giving effect to this clause
(i)) of any tranche of Class B Notes be reduced below zero.

          Section 3.10.  Targeted Deposits of MBNAseries Available Principal
                         ---------------------------------------------------
Amounts to the Principal Funding Account. The amount of the deposit targeted for
----------------------------------------
any tranche of Notes with respect to any Monthly Period to be deposited into the Principal Funding sub-Account for that tranche will be the sum of (i) the amount determined pursuant to clause (a), (b), (c) or (d) with respect to such tranche for such Monthly Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) with respect to such tranche for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such tranche (computed immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of MBNAseries Available Principal Amounts on such date).

     (a)  Principal Payment Date. With respect to the Monthly Period immediately
          ----------------------
preceding each Principal Payment Date, the deposit targeted for that tranche of Notes, unless otherwise specified in the related terms agreement, is equal to the Nominal Liquidation Amount of that tranche of Notes as of the close of business on the last day of the Monthly Period preceding such Monthly Period (determined after giving effect to any Investor Charge-Offs and any reallocations, payments or deposits of MBNAseries Available Principal Amounts on the following Transfer Date).

     (b)  Budgeted Deposits.
          -----------------

          (i)  Subject to Section 3.10(d), with respect to each Monthly Period,
                          ---------------
     beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding sub-Account for that tranche will be the Controlled Accumulation Amount for that tranche specified in the applicable terms document, or if no such amount is specified, beginning with the twelfth Monthly Period before the Monthly Period in which the Expected Principal Payment Date of that tranche of Notes occurs, an amount equal to one-twelfth of the expected Outstanding Dollar Principal Amount of such tranche of Notes as of such Expected Principal Payment Date.

          (ii) Notwithstanding anything to the contrary in clause (i), on or before the Transfer Date immediately preceding the first Business Day of the month that is twelve (12) months prior to the Expected Principal Payment Date of any tranche of Notes, and each Determination Date thereafter until the Accumulation Commencement Date, the Issuer will determine the "Accumulation Period Length" which will equal the number of
                    --------------------------
     whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period
                                 --------  -------
     Length will not be determined to be less than one month; provided further,
                                                              -------- -------
     however, that the determination of the Accumulation Period Length may be
     -------
     changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

     (c)  Prefunding of the Principal Funding Account of Senior Classes. If the
          -------------------------------------------------------------
Issuer determines as of the end of the preceding Monthly Period with respect to any Class A Notes or Class B Notes that, after giving effect to all allocations and payments with respect to that Monthly Period, the Prefunding Target Amount of that class is greater than zero, the targeted deposit to the Principal Funding sub-Accounts for the affected classes will be the Prefunding Target Amount for the MBNAseries.

     (d)  Event of Default, Early Redemption Event, Other Optional or Mandatory
          ---------------------------------------------------------------------
Redemption. If any tranche of Notes has been accelerated during a Monthly Period
----------
after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any tranche of Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of any tranche of Notes, the deposit targeted for that tranche of Notes with respect to that Monthly Period and each following Monthly Period is equal to Nominal Liquidation Amount of that tranche of Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reallocations, payments or deposits on the following Transfer Date).

          Section 3.11.  Allocations among Principal Funding sub-Accounts.
                         ------------------------------------------------
Subject to the restrictions of Section 3.15, the aggregate amount of the
                               ------------
deposits to be made to the Principal Funding Account for each tranche of Notes pursuant to Section 3.10 for each Monthly Period will be allocated, and a
            ------------
portion deposited in the Principal Funding sub-Account for each tranche of Notes, as follows:

     (a)  MBNAseries Available Principal Amounts Equal to Targeted Amount.
          ---------------------------------------------------------------
Subject to clause (c) below, if MBNAseries Available Principal Amounts remaining after giving effect to Sections 3.07(a) through (d) are equal to the aggregate
                       ----------------         ---
amount of MBNAseries Available Principal Amounts targeted to be deposited into the Principal Funding Account for all tranches of Notes pursuant to Section
                                                                    -------
3.10, then that targeted amount is deposited in the Principal Funding sub-
----
Account established for each tranche.

     (b)  MBNAseries Available Principal Amounts Are Less Than Targeted Amounts.
          ---------------------------------------------------------------------
Subject to clause (c) below, if MBNAseries Available Principal Amounts remaining after giving effect to Sections 3.07(a) through (d) are less than the aggregate
                       ----------------         ---
amount targeted to be deposited into the Principal Funding Account for all tranches of Notes pursuant to Section 3.10, then the amount available will be
                              ------------
deposited in the Principal Funding sub-Account established for each tranche in the following priority:

          (i) first, the amount available will be allocated to the Class A notes pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such tranche of Class A Notes pursuant to Section 3.10, to (B) the aggregate amount targeted to
                         ------------
     be deposited into the Principal Funding sub-Account for all tranches of Class A Notes pursuant to Section 3.10;
                               ------------

          (ii) second, the amount available after the application in clause (i) above will be allocated to the Class B notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such tranche of Class B Notes pursuant to Section 3.10, to (B)
                                                           ------------
     the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all tranches of Class B Notes pursuant to Section 3.10; and
                                                               ------------

          (iii) third, the amount available after the applications in clauses
     (i) and (ii) above will be allocated to the Class C notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such tranche of Class C Notes pursuant to Section
                                                                       -------
     3.10, to (B) the aggregate amount targeted to be deposited into the
     ----
     Principal Funding sub-Account for all tranches of Class C Notes pursuant to
     Section 3.10.
     ------------

     (c)  Reallocation of Deposits to the Principal Funding sub-Account of
          ----------------------------------------------------------------
Subordinated Notes. If the restrictions of Section 3.15(a) prevent the deposit
------------------                         ---------------
of MBNAseries Available Principal Amounts into the Principal Funding sub-Account of any subordinated note, the aggregate amount of MBNAseries Available Principal Amounts available to make the targeted deposit for such subordinated tranche will be allocated first, to each tranche of Class A Notes pro rata based on the
                  -----
ratio of (A) the Required Subordinated Amount with respect to such subordinated class of Notes for such Class A Notes to (B) the Required Subordinated Amount with respect to such subordinated class of Notes for all Class A Notes and, second, if applicable, to each tranche of Class B Notes pro rata based on the
------
ratio of (A) the Required Subordinated Amount with respect to such subordinated class of Notes for such Class B Notes to (B) the Required Subordinated Amount with respect to such subordinated class of Notes for all Class B Notes.

          Section 3.12.  Amounts to be Treated as MBNAseries Available Principal
                         -------------------------------------------------------
Amounts; Payments Received from Derivative Counterparties for Principal; Other
------------------------------------------------------------------------------
Deposits to Principal Funding sub-Accounts. The following deposits and payments
------------------------------------------
will be made on the following dates:

     (a)  Amounts to be Treated as MBNAseries Available Principal Amounts. In
          ---------------------------------------------------------------
addition to Available Principal Amounts allocated to the MBNAseries pursuant to
Section 502 of the
-----------

Indenture, the following amounts shall be treated as MBNAseries Available Principal Amounts for application in accordance with this Article III for any
                                                          -----------
Monthly Period:

          (i)   Reallocated MBNAseries Available Funds. MBNAseries Available
                --------------------------------------
     Principal Amounts will include MBNAseries Available Funds reallocated to be treated as MBNAseries Available Principal Amounts pursuant to Section
                                                                   -------
     3.01(c) or 3.01(d).
     -------    -------

          (ii)  Dollar Payments from Derivative Counterparties for Principal.
                ------------------------------------------------------------
     Dollar payments received under Derivative Agreements for principal for any tranche of Notes will be treated as MBNAseries Available Principal Amounts.

          (iii) Other Amounts. The terms document for any tranche of Notes may
                -------------
     include additional amounts which are to be treated as MBNAseries Available Principal Amounts for any Transfer Date.

     (b)  Payments Received from Derivative Counterparties. Payments received
          ------------------------------------------------
under Derivative Agreements for principal in foreign currencies for any tranche of Notes will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

     (c)  Class C Reserve sub-Account. Withdrawals made from the Class C Reserve
          ---------------------------
sub-Account for any tranche of Notes pursuant to Section 3.23(b) will be
                                                 ---------------
deposited into the applicable Principal Funding sub-Account on the Transfer
Date.

     (d)  Receivables Sale Proceeds. Receivables Sales Proceeds received
          -------------------------
pursuant to Section 3.20(c)(i) for any tranche of Notes will be deposited into
            ------------------
the applicable Principal Funding sub-Account on the date of receipt by the Issuer.

          Section 3.13.  Withdrawals from Interest Funding Account. Withdrawals
                         -----------------------------------------
made pursuant to this Section 3.13 with respect to any tranche of Notes will be
                      ------------
made from the Interest Funding sub-Account established for that tranche only after all allocations and reallocations have been made pursuant to Sections
                                                                   --------
3.02, 3.03, 3.04 and 3.07. In no event by more than the amount on deposit in the
----  ----  ----     ----
applicable Interest Funding sub-Account. A single tranche of Notes may be entitled to more than one of the following withdrawals in any month.

     (a)  Withdrawals for Dollar Notes. On each Interest Payment Date (or as
          ----------------------------
specified in the applicable terms document) with respect to each tranche of Dollar Notes, an amount equal to the interest due on the applicable tranche of Notes on such Interest Payment Date (including any overdue and additional interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable terms document.

     (b)  Withdrawals for Foreign Currency Notes with a non-Performing
          ------------------------------------------------------------
Derivative Agreement for Interest. On each Interest Payment Date (or as
---------------------------------
specified in the applicable terms document) with respect to a tranche of foreign currency Notes that has a non-Performing Derivative Agreement for interest, the amount specified in the applicable terms document will be withdrawn from that Interest Funding sub-Account and, if so specified in the applicable terms document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable terms document.

     (c)  Withdrawals for Discount Notes. On each applicable Principal Payment
          ------------------------------
Date, with respect to each tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that tranche of Notes from the prior Principal Payment Date (or, in the case of the first Principal Payment Date, the date of issuance of that tranche) to but excluding the applicable Principal Payment Date will be withdrawn from that Interest Funding sub-Account and invested in the Investor Interest of the Collateral Certificate pursuant to
Section 3.17.
------------

     (d)  Withdrawals for Payments to Derivative Counterparties. On each date on
          -----------------------------------------------------
which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable terms document) with respect to any tranche of Notes which has a Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including any overdue payment and any additional interest on overdue payments) will be withdrawn from that Interest Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable terms document.

     (e) Payment to the Issuer. After payment in full of any tranche of Notes, any amount remaining on deposit in the applicable Interest Funding sub-Account will be paid to the Issuer.

     If the aggregate amount available for withdrawal from an Interest Funding sub-Account for any tranche of Notes is less than all withdrawals required to be made from that Interest Funding sub-Account for that tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

          Section 3.14.  Withdrawals from Principal Funding Account. Withdrawals
                         ------------------------------------------
made pursuant to this Section 3.14 with respect to any tranche of Notes will be
                      ------------
made from the Principal Funding sub-Accounts established for that tranche only after all allocations have been made pursuant to Sections 3.10, 3.11 and 3.12.
                                                 -------------  ----     ----
In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding sub-Account. A single tranche may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

     (a)  Withdrawals for Dollar Notes with no Derivative Agreement for
          -------------------------------------------------------------
Principal. On each applicable Principal Payment Date (or as specified in the
---------
applicable terms document) with respect to each tranche of Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable tranche of Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

     (b)  Withdrawals for Dollar or Foreign Currency Notes with Performing
          ----------------------------------------------------------------
Derivative Agreements for Principal. On each date on which a payment is required
-----------------------------------
under the applicable Derivative Agreement (or as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable terms document. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

     (c)  Withdrawals for Dollar Notes with a non-Performing Derivative
          -------------------------------------------------------------
Agreement for Principal. On each applicable Principal Payment Date (or as
-----------------------
specified in the applicable terms document) with respect to each tranche of Dollar Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable terms agreement will be withdrawn from such Principal Funding sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

     (d)  Withdrawals for Foreign Currency Notes with non-Performing Derivative
          ---------------------------------------------------------------------
Agreements for Principal. On each Principal Payment Date (or as specified in the
------------------------
applicable terms document) with respect to a tranche of foreign currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable terms document will be withdrawn from such sub-Account and, if so specified in the applicable terms document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

     (e)  Withdrawal of Prefunding Excess Amount. If the Issuer on any date
          --------------------------------------
determines with respect to any class of Class A Notes or Class B Notes that, after giving effect to all issuances, deposits, allocations, reallocations and payments on such date, the Prefunding Excess Amount of that class is greater than zero, that amount will be withdrawn from the Principal Funding sub-Account of that class of Notes and first, allocated among and deposited to the Principal
                           -----
Funding sub-Account of the tranches of Notes in the order and priority set forth in Section 3.11(b), and then, paid to the Issuer for reinvestment in the
   ---------------      ----
Investor Interest of the Collateral Certificate.

     (f)  Legal Maturity Date. On the Legal Maturity Date of any tranche,
          -------------------
amounts on deposit in the Principal Funding sub-Account of any tranche of a subordinated class of Notes may be applied to pay principal of that tranche, to make a payment under a Derivative Agreement with respect to principal of that tranche or to make other payments as specified in the related terms document, if after giving effect to any deposits, allocations, reallocations, sales of Receivables or other payments to be made on that date, any amount is on deposit in such Principal Funding sub-Account.

     (g)  Payment to the Issuer. Upon payment in full of any tranche of Notes,
          ---------------------
any remaining amount on deposit in the applicable Principal Funding sub-Account will be paid to the Issuer.

          If the aggregate amount available for withdrawal from a Principal Funding sub-Account for any tranche of Notes is less than all withdrawals required to be made from that Principal Funding sub-Account for that tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

          Section 3.15.  Limit on Deposits to the Principal Funding sub-Account
                         ------------------------------------------------------
of Subordinated Note; Limit on Repayments of all Tranches.
---------------------------------------------------------

     (a)  Limit on Deposits to the Principal Funding sub-Account of Subordinated
          ----------------------------------------------------------------------
Notes.
-----

          (i) No MBNAseries Available Principal Amounts will be deposited in the Principal Funding sub-Account of any tranche of Class B Notes unless, following such deposit, the available subordinated amount of Class B Notes is at least equal to the aggregate Class A Unused Subordinated Amount of Class B Notes for all Outstanding Class A Notes. For this purpose, the available subordinated amount of Class B Notes is equal to the aggregate Nominal Liquidation Amount of all other Class B Notes of the MBNAseries which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such tranche of Class B Notes and all other Class B Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Transfer Date.

          (ii) No MBNAseries Available Principal Amounts will be deposited in the Principal Funding sub-Account of any tranche of Class C Notes unless, following such deposit, (A) the available subordinated amount of Class C Notes is at least equal to the Class B Unused Subordinated Amount of Class C Notes for all Outstanding Class B Notes and (B) the available subordinated amount of Class C Notes is at least equal to the Class A Unused Subordinated Amount of Class C Notes for all Outstanding A Notes. For this purpose, the available subordinated amount of Class C Notes is equal to the aggregate Nominal Liquidation Amount of all other Class C Notes of that series which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such tranche of Class C Notes and all other Class C Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Transfer Date.

          (iii) Notwithstanding anything in the Indenture or this Indenture Supplement to the contrary, MBNAseries Available Principal Amounts will be deposited in the Principal Funding sub-Account of a Subordinated Note, if and only to the extent that (i) such deposit is not contrary to clause
     (a)(i) or (a)(ii) above and (ii) the Prefunding Target Amount for each senior class of Notes is zero.

     (b)  Limit on Repayments of all Tranches. No amounts on deposit in a
          -----------------------------------
Principal Funding sub-Account for any tranche of Class A Notes or Class B Notes will be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche in excess of the highest Outstanding Dollar Principal Amount of that tranche. In the case of any tranche of Class C Notes, no amounts on deposit in a Principal Funding sub-Account or, if applicable, a Class C Reserve Account for any such tranche will be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche in excess of the highest Outstanding Dollar Principal Amount of that tranche.

          Section 3.16.  Calculation of Nominal Liquidation Amount. On or prior
                         -----------------------------------------
to each Transfer Date, the Issuer shall calculate the Nominal Liquidation Amount of each tranche of Outstanding Notes in the MBNAseries which shall be the following amount:

     (a) as of the date of issuance of such tranche of Notes, the Initial Dollar Principal Amount of such tranche of Notes; and

     (b)  thereafter, the sum of, without duplication:

          (i) the Nominal Liquidation Amount of such tranche of Notes immediately after the prior date of determination; plus

          (ii) with respect to any tranche of Discount Notes, the aggregate amount of any accretions of principal on that tranche paid to the Master Trust for investment in the Investor Interest pursuant to Section 3.17(a)
                                                               ---------------
     since the prior date of determination; plus

          (iii) the aggregate amount withdrawn from the Principal Funding sub-Account pursuant to Section 3.14(e) for such tranche since the prior date
                         ---------------
     of determination; plus

          (iv) such tranche's allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to Section 3.01(d) since the
                                                    ---------------
     prior date of determination; minus

          (v) such tranche's allocable share of all reallocations of MBNAseries Available Principal Amounts pursuant to Section 3.07 since the
                                                        ------------
     prior date of determination, determined as set forth in Section 3.09; minus
                                                             ------------

          (vi) the amount of the reduction of the Nominal Liquidation Amount of such tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 3.05;
                                                                 ------------
     minus

          (vii) the amount deposited in the applicable Principal Funding sub-Account for such tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a tranche of Notes
--------  -------
may never be less than zero, (2) the Nominal Liquidation Amount of any tranche of Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such tranche and (3) the Nominal Liquidation Amount of any tranche of Notes that has caused a sale of Receivables pursuant to Section 3.20 will be
                                                        ------------
zero.

     The Nominal Liquidation Amount for the MBNAseries will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of the MBNAseries.

          Section 3.17.  Reinvestment in the Collateral Certificate.
                         ------------------------------------------

     (a) The amount of principal accreted on any tranche of Discount Notes available pursuant to Section 3.13(c) will be paid to the Master Trust to
                      ---------------
increase the Investor Interest of the Collateral Certificate.

     (b) The portion of the Prefunding Excess Amount, if any, withdrawn from the Principal Funding Account to be paid to the Master Trust pursuant to Section
                                                                         -------
3.14(d) will be paid to the Master Trust to increase the Investor Interest of
-------
the Collateral Certificate.

          Section 3.18.  Netting of Deposits and Payments. The Issuer, in its
                         --------------------------------
sole discretion, may make all deposits to Interest Funding sub-Accounts and Principal Funding sub-Accounts pursuant to Sections 3.02 and 3.10 with respect
                                           -------------     ----
to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.07, (b) all payments to be made to Derivative
                       ------------
Counterparties pursuant to Sections 3.13 and 3.14, (c) all reinvestments in the
                           ------------      ----
Investor Interest of the Collateral Certificate to be made pursuant to Section
                                                                       -------
3.17 and (d) all payments to the Issuer pursuant to Section 3.07(f).
----                                                ---------------

          Section 3.19.  Pro rata Payments within a Tranche. All payments of
                         ----------------------------------
principal, interest or other amounts to Holders of the Notes of a single tranche will be made pro rata based on the Stated Principal Amount of their Notes.

          Section 3.20.  Sale of Receivables for Accelerated Notes.
                         -----------------------------------------

     (a)  (i)  If a tranche of Notes has been accelerated pursuant to Section
                                                                      -------
     702 of the Indenture following an Event of Default, the Indenture Trustee
     ---
     may, and at the direction of the Majority Holders of that tranche of Notes will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount up to the Nominal Liquidation Amount of the affected tranche plus any past due interest on the affected tranche.

          (ii) Such a sale will be permitted only if at least one of the following conditions is met:


               (A) the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated tranche of Notes consent; or

               (B) the net proceeds of such sale (plus amounts on deposit in the applicable sub-Accounts and payments to be received from any applicable Derivative Agreement) would be sufficient to pay all amounts due on the accelerated tranche of Notes; or

               (C) 66 2/3"% of the Holders of the accelerated tranche of Notes consent to the sale;

     provided, however, that in the event that the only condition satisfied is
     --------  -------
     clause (C) above, such sale will not be permitted if the Indenture Trustee determines that the funds to be allocated to the accelerated Notes, including (1) MBNAseries Available Funds and

     MBNAseries Available Principal Amounts allocable to the accelerated tranche of Notes, (2) payments to be received from any applicable Derivative Agreement and (3) amounts on deposit in the applicable sub-Accounts, are likely to be sufficient to make payments on the accelerated tranche of Notes when due.

          (iii) In the case of an acceleration of a tranche of Notes of a subordinated class, if the provisions of Section 3.15 would prevent the
                                              ------------
     payment of the accelerated tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding sub-Accounts for the senior classes of Notes of that series has been reached such that the amount of such accelerated tranche is no longer required to provide subordination for the senior classes of Notes.

     (b) If the Nominal Liquidation Amount with respect to any tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Issuer will cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) on that Legal Maturity Date in an amount up to the Nominal Liquidation Amount of the affected tranche plus any past due interest on the affected tranche.

     (c) Sales proceeds received with respect to a tranche of Notes received pursuant to clause (a) or (b) will be allocated in the following priority:

          (i) first, to be deposited in the Principal Funding sub-Account for that tranche of Notes, an amount up to the Adjusted Outstanding Dollar Principal Amount immediately before giving effect to such deposit; and

          (ii) second, to be deposited in the Interest Funding sub-Account of that tranche of Notes, the balance of such sales proceeds.

     (d) Any amount remaining on deposit in the Interest Funding sub-Account for a tranche of Notes that has caused a sale of Receivables pursuant to this
Section 3.20 after final payment thereof pursuant to Section 503 of the
------------                                         -----------
Indenture, will be treated as MBNAseries Available Funds.

          Section 3.21.  Calculation of Prefunding Target Amount.
                         ---------------------------------------

     (a) With respect to all tranches of Class A Notes, the Prefunding Target Amount means the greater of the amount computed under clause (i) or (ii) for the applicable Monthly Period:

          (i) The Prefunding Target Amount for tranches of Class A Notes with respect to Class B Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a
                                                          -----
     fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class B Notes (other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all tranches of Class A Notes of which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

          (ii) The Prefunding Target Amount for tranches of Class A Notes with respect to Class C Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a
                                                          -----
     fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class C Notes (other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

     (b) With respect to all tranches of Class B Notes, the Prefunding Target Amount means with respect to Class C Notes for any day during any Monthly Period an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class B Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a
                                                     -----
fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class C Notes (other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer
Date).

          Section 3.22.  Targeted Deposits to the Class C Reserve Account.
                         ------------------------------------------------

     (a) The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Monthly Period is an amount equal to the sum of Class C Reserve sub-Account deposits, if any, targeted to be made for each specified tranche of Class C Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such tranche of Class C Notes. Unless another time is specified for making such deposits in the terms document for each such tranche of Class C Notes, these deposits will be made on each Transfer Date.

     (b)  If the amount of funds available for a Monthly Period pursuant to
Section 3.01(f) is at least equal to the aggregate amount of the deposits
---------------
targeted by clause (a) above, then the full amount of each such deposit will be made.

     (c)  If the amount of funds available for a Monthly Period pursuant to
Section 3.01(f) is less than the aggregate amount of deposits targeted by clause
---------------
(a) above, then the amount available will be allocated to each tranche of Class C Notes to the extent of its targeted deposit to the applicable Class C Reserve sub-Account pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period that have a targeted deposit to its Class C Reserve sub-Account; provided, however, that any excess identified in this
                     --------  -------
clause (c), including in the application of this proviso, will be allocated to each tranche of Class C Notes which has a remaining targeted deposit to its Class C Reserve sub-Account up to the amount of such remaining targeted deposit pro rata (based on the ratio of Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes with a remaining targeted deposit for the related Monthly Period).

          Section 3.23.  Withdrawals from the Class C Reserve Account.
                         --------------------------------------------
Withdrawals for any tranche of Class C Notes will be made from the applicable Class C Reserve sub-Account as specified below.

     (a)  Payments of Interest; Payments with Respect to Derivative Agreements
          --------------------------------------------------------------------
for Interest, Accretion on Discount Notes. If the amount on deposit in the
-----------------------------------------
Interest Funding sub-Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.13,
                                                                 ------------
on the Transfer Date immediately preceding the date of such payment an amount equal to that deficiency will be withdrawn from the Class C Reserve sub-Account for such tranche and deposited into that Interest Funding sub-Account.

     (b)  Payments of Principal; Payments with Respect to Derivative Agreements
          ---------------------------------------------------------------------
for Principal. If, on and after the earliest to occur of (i) the date on which
-------------
any tranche of Class C Notes are accelerated pursuant to Section 702 of the
                                                         -----------
Indenture following an Event of Default with respect to such tranche, (ii) any date on or after the Transfer Date immediately preceding the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub-Account for any tranche of Class C Notes plus the aggregate amount on deposit in the Class C Reserve sub-Account for such tranche of the Class C Notes equals or exceeds the Outstanding Dollar Principal Amount of such Class C Notes and (iii) the Legal Maturity Date for any tranche of Class C Notes, the amount on deposit in the Principal Funding sub-Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under

Section 3.14, an amount equal to that deficiency will be withdrawn from that
------------
Class C Reserve sub-Account for such tranche and deposited into that Principal Funding sub-Account on the Transfer Date before the date of the applicable withdrawal required pursuant to Section 3.14.
                                ------------

     (c)  Payment to Issuer. If on any Transfer Date with respect to which no
          -----------------
Class C Notes have been accelerated, the aggregate amount on deposit in the Class C Reserve Account exceeds the amount required to be on deposit in the Class C Reserve Account, the amount of such excess will be withdrawn from the Class C Reserve Account and be paid to the Issuer. Upon payment in full of any tranche of Class C Notes, any amount on deposit in the applicable Class C Reserve sub-Account will be paid to the Issuer.

          Section 3.24.  Targeted Deposits to the Accumulation Reserve Account.
                         -----------------------------------------------------

     (a) The aggregate deposit targeted to be made to the Accumulation Reserve Account with respect to each Monthly Period is an amount equal to the sum of Accumulation Reserve sub-Account deposits, if any, targeted to be made for each specified tranche of Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such tranche of Notes. Unless another time is specified for making such deposits in the terms document for each such tranche of Notes, these deposits will be made on each Transfer Date.

     (b)  If the amount of funds available for a Monthly Period pursuant to
Section 3.01(e) is at least equal to the aggregate amount of the deposits
---------------
targeted by clause (a) above, then the full amount of each such deposit will be made.

     (c)  If the amount of funds available for a Monthly Period pursuant to
Section 3.01(e) is less than the aggregate amount of deposits targeted by clause
---------------
(a) above, then the amount available will be allocated to each tranche of Notes to the extent of its targeted deposit to the applicable Accumulation Reserve sub-Account pro rata based on the ratio of the amount of the deposit targeted by
Section 3.24(a) with respect to that tranche of Notes to the aggregate amount of
---------------
the deposits targeted by Section 3.24(a) with respect to all tranche of Notes
                         ---------------
that have a targeted deposit to its Accumulation Reserve sub-Account; provided,
                                                                      --------
however, that any excess identified in this clause (c), including in the
-------
application of this proviso, will be allocated to each tranche of Notes which has a remaining targeted deposit to its Accumulation Reserve sub-Account up to the amount of such remaining targeted deposit pro rata (based on the ratio of Weighted Average Available Funds Allocation Amount for such tranche of Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Notes with a remaining targeted deposit for the related Monthly Period).

          Section 3.25.  Withdrawals from the Accumulation Reserve Account.
                         -------------------------------------------------
Withdrawals for any tranche of Notes will be made from the applicable Accumulation Reserve sub-Account as specified below.

     (a)  Interest. On or prior to each Transfer Date, the Issuer will calculate
          --------
the PFA Accumulation Earnings Shortfall (if any) for the Principal Funding sub-Account for each tranche of Notes. If there is any PFA Accumulation Earnings Shortfall for any Principal Funding sub-

Account for that Transfer Date for any tranche of Notes, the Issuer will withdraw such amount from the Accumulation Reserve Account, to the extent available, for treatment as MBNAseries Available Funds for such Monthly Period.

     (b)  Payment to Issuer. If on any Transfer Date the aggregate amount on
          -----------------
deposit in the Accumulation Reserve Account exceeds the amount required to be on deposit in the Accumulation Reserve Account, the amount of such excess will be withdrawn from the Accumulation Reserve Account and paid to the Issuer.

          Section 3.26.  Computation of Interest.
                         -----------------------

     (a)  Unless otherwise provided as contemplated in Section 301 of the
                                                       -----------
Indenture, (i) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and (ii) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360-day year for the actual number of days elapsed.

     (b) Unless otherwise specified in this Indenture Supplement or the applicable terms document, interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

          Section 3.27.  Excess Available Funds Sharing.
                         ------------------------------

     (a) Shared Excess Available Funds allocable to the MBNAseries on any Transfer Date shall be treated as MBNAseries Available Funds for such Transfer Date.

     (b) Shared Excess Available Funds allocable to the MBNAseries with respect to any Transfer Date shall mean an amount equal to the Series Available Funds Shortfall, if any, with respect to the MBNAseries for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Available Funds
--------  -------
for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date is less than the Aggregate Series Available Funds Shortfall for such Transfer Date, then Shared Excess Available Funds allocable to the MBNAseries on such Transfer Date shall equal the product of (i) Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Series Available Funds Shortfall with respect to the MBNAseries for such Transfer Date and the denominator of which is the aggregate amount of Aggregate Series Available Funds Shortfall for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date.

                             [END OF ARTICLE III]

                                  ARTICLE IV

                           Early Redemption of Notes

          Section 4.01.  Early Redemption Events.
                         -----------------------

     (a)  In addition to the events identified as Early Redemption Events in
Section 1201 of the Indenture, if at any time the amount of Excess Available
------------
Funds averaged over any three consecutive Monthly Periods is less than the Required Excess Available Funds for such three consecutive Monthly Periods, an "Early Redemption Event" with respect to the MBNAseries Notes will be deemed to have occurred.

     (b) In addition, the terms document for any tranche of Notes may list additional events which are "Early Redemption Events" with respect to such tranche of Notes.

                              [END OF ARTICLE IV]

                                   ARTICLE V

                           Accounts and Investments

          Section 5.01.  Accounts.
                         --------

     (a) On or before the Closing Date, the Indenture Trustee will cause to be established and maintained four Qualified Accounts denominated as follows: the "Interest Funding Account," the "Principal Funding Account," the "Accumulation
 ------------------------        -------------------------        ------------
Reserve Account" and the "Class C Reserve Account" in the name of the Indenture
---------------
Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the MBNAseries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the MBNAseries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). If, at any time, the institution holding either the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account or the Class C Reserve Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account, as the case may be, that is a Qualified Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account is established, it will be the "Interest Funding Account," "Principal Funding Account," "Accumulation Reserve Account" or "Class C Reserve Account," as the case may be. Each tranche of Notes will have its own sub-Account within the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account. The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account will receive deposits pursuant to Article III.
                                                  -----------

     (b)  Notwithstanding any provision of Section 403(a) of the Indenture to
                                           --------------
the contrary, any prefunded amounts on deposit in the Principal Funding Account will be invested in Permitted Investments that will mature no later than the following Business Day.

     (c) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account or the Class C Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable sub-Account or as otherwise provided in Article III.
                                                   -----------

                              [END OF ARTICLE V]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              MBNA CREDIT CARD MASTER NOTE TRUST,

                              By: MBNA AMERICA BANK, NATIONAL ASSOCIATION, as Beneficiary and not in its individual capacity


                              By:  _________________________________________
                                   Name:
                                   Title:
                                   Attest:


                              THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                              By:  _________________________________________
                                   Name:
                                   Title:
                                   Attest:

STATE OF DELAWARE   )
                         )ss:
COUNTY OF CASTLE    )



          On this __ day of ______, 200_, before me personally came ___________, a _________ of ____________, to me known to be the person described in and who executed the foregoing instrument, and duly acknowledged that [he][she] executed the same for the purposes therein contained, and acknowledged the same to be [his][her] free act and deed.



_______________________
Name

_______________________
[Notarial Seal]

STATE OF NEW YORK   )
                         )ss:
COUNTY OF NEW YORK  )


          On [_], [_], before me personally came [_], to me known, who, being by me duly sworn, did depose and say that [he][she] resides at [_]; that [he][she] is of The Bank of New York, one of the parties described in and which executed the above instrument; that [he][she] knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that [he][she] signed his name thereto by like authority.


_______________________
Name

_______________________
[Notarial Seal]

                                                            INDENTURE SUPPLEMENT
                                                                     EXHIBIT A-1
                                                                     -----------


                            [FORM OF] CLASS A NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, MBNA AMERICA BANK, NATIONAL ASSOCIATION OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, MBNA AMERICA BANK, NATIONAL ASSOCIATION OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF MBNA AMERICA BANK, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-1-1

REGISTERED                                                    up to $_________ *
No. __                                                    CUSIP NO. __________


                      MBNA CREDIT CARD MASTER NOTE TRUST

                                [Floating Rate]

                            MBNASERIES CLASS A NOTE

     MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Expected Principal Payment
                                                  --------------------------
Date"), except as otherwise provided below or in the Indenture; provided,
----                                                            --------
however, that the entire unpaid principal amount of this Note shall be due and
-------
payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest
                                                 -------------------
will accrue on this Note on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


______________________

* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                                     A-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                   MBNA CREDIT CARD MASTER NOTE TRUST,
                                     as Issuer

                                   By:  MBNA AMERICA BANK, NATIONAL
                                        ASSOCIATION, as Beneficiary and
                                        not in its individual capacity



                                   By:___________________________________
                                      Name:
                                      Title:


                                      Date:  _______ __, 2001

                                     A-1-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK, not in its individual
                                capacity but solely as Indenture Trustee



                              By:____________________________________
                                 Name:
                                 Title:



                                 Date:  __________ __, 2001

                                     A-1-4

                               [REVERSE OF NOTE]

     This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of ________ __, 2001 (such
 -----
indenture, as supplemented or amended, is herein called the "Indenture"), as
                                                             ---------
supplemented by an Indenture Supplement dated as of ________ __, 2001 (the "Indenture Supplement"), between the Issuer and The Bank of New York, as
 --------------------
indenture trustee (the "Indenture Trustee", which term includes any successor
                        -----------------
Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class B Notes and the Class C Notes will also be issued under the Indenture.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided,
                                      -----------                   --------
however, that such acceleration of the entire unpaid principal amount of the
-------
Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

     On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than __% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture equal the Outstanding principal amount of such
   ------------
tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

     Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more series, classes or tranches of Notes.

                                     A-1-5

     On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

     [Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

     [As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

                                     A-1-6

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer
               ------
under the Indenture.

                                     A-1-7

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                         --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-1-8

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.





Dated:___________________________                                     *
                                        -------------------------------

                                             Signature Guaranteed:


_____________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-9

                                                                      SCHEDULE A


                                    PART I

                               INTEREST PAYMENTS


                           Total Amount                    Confirmation of
Interest       Date of     of Interest     Amount of       payment by or on
Payment Date   Payment     Payable         Interest Paid   behalf of the Trust

--------------------------------------------------------------------------------

First          _________   _____________   ___________     _______________
Second         _________   _____________   ___________     _______________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                    A-1-10

                                    PART II

                              PRINCIPAL PAYMENTS



                                                           Confirmation of
                                                           payment by or on
Date of Payment  Total Amount Payable  Total Amount Paid   behalf of the Trust

--------------------------------------------------------------------------------

  __________         _____________        ____________      _________________
  __________         _____________        ____________      _________________

                                                           Confirmation of
                                                           payment by or on
Date of Payment  Total Amount Payable  Total Amount Paid   behalf of the Trust

--------------------------------------------------------------------------------

  __________         _____________        ____________      _________________
  __________         _____________        ____________      _________________


[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                    A-1-11

                                                                     EXHIBIT A-2
                                                                     -----------


                            [FORM OF] CLASS B NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-2-1

REGISTERED                                                    up to $_________ *
No. __                                                    CUSIP NO. __________


                      MBNA CREDIT CARD MASTER NOTE TRUST

                                [Floating Rate]

                            MBNASERIES CLASS B NOTE

     MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Expected Principal Payment
                                                  --------------------------
Date"), except as otherwise provided below or in the Indenture; provided,
----                                                            --------
however, that the entire unpaid principal amount of this Note shall be due and
-------
payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest
                                                 -------------------
will accrue on this Note on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


______________________
* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                                     A-2-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                    MBNA CREDIT CARD MASTER NOTE TRUST,
                                        as Issuer

                                    By: MBNA AMERICA BANK, NATIONAL
                                        ASSOCIATION, as Beneficiary and
                                        not in its individual capacity



                                    By:__________________________________
                                       Name:
                                       Title:



                                       Date:  _______ __, 2001

                                     A-2-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                   THE BANK OF NEW YORK, not in its individual
                                      capacity but solely as Indenture Trustee



                                   By:___________________________________
                                      Name:
                                      Title:



                                      Date:  __________ __, 2001

                                     A-2-4

                               [REVERSE OF NOTE]

     This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of ________ __, 2001 (such
 -----
indenture, as supplemented or amended, is herein called the "Indenture"), as
                                                             ---------
supplemented by an Indenture Supplement dated as of ________ __, 2001 (the "Indenture Supplement"), between the Issuer and The Bank of New York, as
 --------------------
indenture trustee (the "Indenture Trustee", which term includes any successor
                        -----------------
Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Class B Notes and the Class C Notes will also be issued under the Indenture.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided,
                                      -----------                   --------
however, that such acceleration of the entire unpaid principal amount of the
-------
Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

     On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than __% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture equal the Outstanding principal amount of such
   ------------
tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

     Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more series, classes or tranches of Notes.

     On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes. Final

                                     A-2-5
payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

     [Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

     [As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner,

                                     A-2-6
beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer
               ------
under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                                     A-2-7

     THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                         --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-2-8

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

________________________


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________                 __________________________*
                                              Signature Guaranteed:




_______________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement of any change whatsoever.

                                     A-2-9

                                                                      SCHEDULE A

                                    PART I

                               INTEREST PAYMENTS

                           Total Amount                     Confirmation of
Interest        Date of    of Interest     Amount of        payment by or on
Payment Date    Payment    Payable         Interest Paid    behalf of the Trust

--------------------------------------------------------------------------------

First          __________  ______________   ___________     ________________
Second         __________  ______________   ___________     ________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                    A-2-10

                                    PART II

                              PRINCIPAL PAYMENTS

                                                                          Confirmation of payment by
  Date of Payment       Total Amount Payable       Total Amount Paid      or on behalf of the Trust

-------------------------------------------------------------------------------------------------------
  ----------------     -------------------        ------------------      --------------------------
  ----------------     -------------------        ------------------      --------------------------

                                                                          Confirmation of payment by
  Date of Payment       Total Amount Payable       Total Amount Paid      or on behalf of the Trust

-------------------------------------------------------------------------------------------------------
  ----------------     -------------------        ------------------      --------------------------
  ----------------     -------------------        ------------------      --------------------------


[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                    A-2-11

                                                                     EXHIBIT A-3
                                                                     -----------


                            [FORM OF] CLASS C NOTE

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

                  THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-3-1

REGISTERED                                                   up to $_________*
No. __                                                      CUSIP NO. __________

                      MBNA CREDIT CARD MASTER NOTE TRUST

                                [Floating Rate]

                            MBNASERIES CLASS C NOTE

         MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Expected Principal Payment
                                                  --------------------------
Date"), except as otherwise provided below or in the Indenture; provided,
----
however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest
                                                 -------------------
will accrue on this Note on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

________________________

* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                                     A-3-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                            MBNA CREDIT CARD MASTER NOTE TRUST,
                                                as Issuer

                                            By: MBNA AMERICA BANK, NATIONAL
                                                ASSOCIATION, as Beneficiary
                                                and not in its individual
                                                capacity



                                            By:___________________________
                                               Name:
                                               Title:


                                               Date:  _______ __, 2001

                                     A-3-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK, not in its individual
                                        capacity but solely as Indenture Trustee



                                    By:____________________________
                                       Name:
                                       Title:


                                       Date:  __________ __, 2001


                                     A-3-4

                               [REVERSE OF NOTE]

         This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of ________ __, 2001 (such
     -----
indenture, as supplemented or amended, is herein called the "Indenture"), as
                                                             ---------
supplemented by an Indenture Supplement dated as of ________ __, 2001 (the "Indenture Supplement"), between the Issuer and The Bank of New York, as
 --------------------
indenture trustee (the "Indenture Trustee", which term includes any successor
                        -----------------
Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class B Notes and the Class C Notes will also be issued under the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 702 of the
                                                      -----------
Indenture; provided, however, that such acceleration of the entire unpaid
           --------  -------
principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than __% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture equal the Outstanding principal amount of such
   ------------
tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more series, classes or tranches of Notes.

                                     A-3-5

         On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         [Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

         [As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

                                     A-3-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the
                   ------
Issuer under the Indenture.

                                     A-3-7

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                         --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-3-8

                                  ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee ____________________


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:_____________________          ___________________________ *
                                              Signature Guaranteed:


_______________________

 * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement of any change whatsoever.

                                     A-3-9

                                                                      SCHEDULE A

                                    PART I

                               INTEREST PAYMENTS

                            Total Amount                     Confirmation of
 Interest        Date of    of Interest      Amount of       payment by or on
 Payment Date    Payment    Payable          Interest Paid   behalf of the Trust

--------------------------------------------------------------------------------

 First          ---------   ------------     -------------   --------------
 Second         ---------   ------------     -------------   --------------

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                    A-3-10

                                    PART II

                              PRINCIPAL PAYMENTS

                                                                       Confirmation of payment by
  Date of Payment     Total Amount Payable      Total Amount Paid      or on behalf of the Trust

-----------------------------------------------------------------------------------------------------
  ----------------    ------------------       -----------------      ----------------------
  ----------------    ------------------       -----------------      ----------------------

                                                                       Confirmation of payment by
  Date of Payment     Total Amount Payable      Total Amount Paid      or on behalf of the Trust

-----------------------------------------------------------------------------------------------------
  ----------------    ------------------       -----------------      ----------------------
  ----------------    ------------------       -----------------      ----------------------


[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                    A-3-11

                                                                       EXHIBIT B
                                                                       ---------


             [FORM OF] MBNASERIES SCHEDULE TO PAYMENT INSTRUCTIONS
                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                   ________________________________________

                MBNA CREDIT CARD MASTER NOTE TRUST, MBNASERIES
                   MONTHLY PERIOD ENDING _________ __, ____

                   ________________________________________

         Capitalized terms used in this notice have their respective meanings set forth in the Indenture and the Indenture Supplement. Unless otherwise qualified, references herein to certain sections and subsections are references to the respective sections and subsections of the Indenture Supplement. This instruction is delivered pursuant to Section 908 of the Indenture.
                                     -----------
         The Servicer does hereby instruct the Issuer to instruct the Indenture Trustee, and the Issuer does hereby instruct the Indenture Trustee, to make the following allocations and payments for the related Monthly Period on __________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts:

I.  Allocations and Payments of MBNAseries Available Funds.
    ------------------------------------------------------

A.       Allocation of MBNAseries Available Funds pursuant to Section 3.01, to
                                                              ------------
         be applied on each Transfer Date by the Indenture Trustee in the following priority:


         1.    Amount of targeted deposits paid to the Interest Funding Account
               pursuant to Section 3.02...................................................          $__________

         2.    Amount paid in respect of the MBNAseries Servicing Fee to the Servicer.....          $__________

         3.    Amount paid in respect of any previously due and unpaid MBNAseries
               Servicing Fee to the Servicer..............................................          $__________

         4.    Amount to be treated as MBNAseries Available Principal Amounts pursuant to
               Section 3.07 in an amount equal to the MBNAseries Investor Default
               ------------
               Amount, if any.............................................................          $__________


         5.    Amount to be treated as MBNAseries Available Principal Amounts pursuant to Section 3.07 in an amount equal to the Nominal
                           ------------
               Liquidation Amount Deficit, if any.........................................          $__________

         6.    Amount to make the target deposit to the Accumulation Reserve Account
               pursuant to Section 3.24...................................................           $__________
                           ------------

             7.         Amount to make the target deposit to the Class C Reserve Account
                        pursuant to Section 3.22, if any....................................        $__________
                                    ------------

             8.         Amount to be treated as Shared Excess Available Funds for application
                        in accordance with Section 3.25.....................................        $__________
                                           ------------

             9.         Amount to paid to the Issuer........................................        $__________

                              Total.........................................................        $__________

B. Allocations of deposits to Interest Funding sub-Accounts pursuant to Section 3.03:
                ------------

             1.         Payments to Interest Funding sub-Accounts pursuant to Section 3.03:
                                                                              ------------

                        a.       [Class/Tranche]..............................................  $__________

                        b.       [Class/Tranche]..............................................  $__________

                                                                Total.........................  $__________

C.       Payments and deposits pursuant to Section 3.04, to be received on the
                                           ------------
         following dates:


             1.         Withdrawals from the Class C Reserve Account deposited into the applicable Interest Funding sub-Account on the related Transfer Date
                        pursuant to Section 3.23(a).........................................        $__________
                                    ---------------

             2.         As of the date of receipt, Receivables Sales Proceeds deposited in the applicable Interest Funding sub-Account as of the date of receipt
                        by the Issuer.......................................................        $__________

D.       Withdrawals from the Interest Funding Account pursuant to Section 3.13,
                                                                   ------------
to be made by the Indenture Trustee on the following dates:

             1.         Amount withdrawn from the applicable Interest Funding sub-Accounts and remitted to the applicable Paying Agent on each Interest Payment
                        Date, with respect to each tranche of Dollar Notes .................        $__________

             2.         Amount withdrawn from the applicable Interest Funding sub-Accounts and converted to the applicable foreign currency at the Spot Exchange
                        Rate and remitted to the applicable Paying Agent for Foreign Currency
                        Notes with a  non-Performing Derivative Agreement............                 $__________

             3.         Amount withdrawn from the applicable Interest Funding sub-Accounts and invested in the Investor Interest of the Collateral Certificate
                        on each Principal Payment Date, with respect to each tranche of
                        Discount Notes .....................................................        $__________

             4.         Amount withdrawn from the applicable Interest Funding sub-Accounts and paid to the applicable Derivative Party as specified in the applicable Derivative Agreement, with respect to each tranche of
                        Notes which has a Performing Derivative Agreement for interest .....        $----------

             5.         Amount paid to the Issuer...........................................        $__________

II.  Allocations and Payments of MBNAseries.
     --------------------------------------

A.       Re-allocation of MBNAseries Available Principal Amounts pursuant to
         Section 3.07(a) to be applied on the next Transfer Date by the
         ---------------
         Indenture Trustee:

             1.         Reallocated Class C Principal Collections: .........................        $__________

             2.         Reallocated Class B Principal Collections: .........................        $__________

B. Targeted Deposits of MBNAseries Available Principal Amounts to the Principal Funding Account pursuant to Section 3.10, to be made by the
                                               ------------
         Indenture Trustee on the following dates:

             1.         On the applicable Principal Payment Date prior to any payment, the
                        Nominal Liquidation Amount for the related tranche of Notes:

                        a.       [Class/Tranche]..............................................  $__________

                        b.       [Class/Tranche]..............................................  $__________

                                                                Total.........................  $__________

             2. In the applicable Principal Funding sub-Account for the related tranche of Notes, the Controlled Accumulation Amount or the amount specified in Section 3.10(b)(ii):
                                                          -------------------

                       a.       [Class/Tranche]..............................................  $__________

                        b.       [Class/Tranche]..............................................  $__________

                                                                Total.........................  $__________

             3. In the applicable Principal Funding sub-Account, the Prefunding Target Amount for the MBNAseries on the related Transfer Date:

                        a.       [Class/Tranche]..............................................  $__________

                        b.       [Class/Tranche]..............................................  $__________

                                                                Total.........................  $__________

             4. In the case of an Event of Default, Early Redemption Event or other optional or mandatory redemption, on the applicable Transfer Date, the Nominal Liquidation Amount for the related tranche of Notes:

                        a.       [Class/Tranche]..............................................  $__________

                        b.       [Class/Tranche]..............................................  $__________

                                                                Total.........................  $__________

C.       Payments and deposits pursuant to Section 3.12, to be received on the
                                           ------------
following dates:

             1.         Withdrawals from the Class C Reserve Account deposited into the applicable Principal Funding sub-Account on the related Transfer Date
                        pursuant to Section 3.23(b).........................................        $__________
                                    ---------------

             2.         As of the date of receipt, Receivables Sales Proceeds received pursuant to Section 3.20(c)(i) deposited in the applicable Principal
                                    ------------------
                        Funding sub-Account as of the date of receipt by the Issuer.........        $__________

D.       Reallocations of deposits to Principal Funding sub-Accounts pursuant to
Section 3.11:
------------

             1.         Payments to Principal Funding sub-Accounts pursuant to Section
                                                                               --------
                        3.11(b)(i) for the Class A Notes....................................        $__________
                        ----------

             2.         Payments to Principal Funding sub-Accounts pursuant to Section
                                                                               --------
                        3.11(b)(ii) for the Class B Notes...................................        $__________
                        -----------

             3.         Payments to Principal Funding sub-Accounts pursuant to Section
                                                                               --------
                        3.11(b)(iii) for the Class C Notes..................................        $__________
                        ------------

E.       Withdrawals from the Principal Funding Account pursuant to Section
                                                                    -------
         3.14, to be made by the Indenture Trustee on the following dates:
         ----

             1.         Amount withdrawn from the applicable Principal Funding sub-Accounts and remitted to the applicable Paying Agent on each Principal Payment
                        Date, with respect to each tranche of Dollar Notes .................        $__________

             2.         Amount withdrawn from the applicable Principal Funding
                        sub-Accounts and paid to the applicable Derivative Party
                        as specified in the applicable Derivative Agreement,
                        with respect to each tranche of Notes which has a
                        Performing Derivative Agreement for Principal ......................        $----------

             3.         Dollar amount withdrawn from the applicable Principal Funding sub-Accounts and converted to the applicable foreign currency at the
                        Spot Exchange Rate pursuant to the applicable Derivative Agreement, with respect to each tranche of Notes which has a non-Performing
                        Derivative Agreement for principal..................................        $__________

             4.         Amount of Prefunding Excess Amount withdrawn from the Principal
                        Funding sub-Accounts and paid to the Master Trust to increase the
                        Investor Interest of the Collateral Certificate.....................        $__________

             5.         Amount withdrawn from the applicable Principal Funding
                        sub-Accounts on the Legal Maturity Date of any tranche
                        and applied to pay principal of that tranche or paid to
                        the applicable Derivative Party for that tranche as
                        specified in the applicable Derivative Agreement....................        $__________

             6.         Amount paid to the Issuer...........................................        $__________

F.       Amount of principal accreted on all tranches of Discount Notes and paid
         to the Master Trust pursuant to Section 3.17(a)....................................        $__________
                                         --------------

G. Allocations of reductions from Investor Charge-Offs to the Nominal Liquidation Amount of subordinated classes pursuant to Section 3.05:

             1.         Initial allocation of Investor Charge-Offs to each tranche of
                        Outstanding Notes.............................................          $__________
                              Class A.................................................          $__________
                              Class B.................................................          $__________
                              Class C.................................................          $__________

             2.         Amount reallocated to the Class C Notes, subject to the restrictions
                        set forth in Section 3.05(c)........................................        $__________
                                     ---------------

             3.         Amount reallocated to the Class B Notes, subject to the restrictions
                        set forth in Section 3.05(d).................................................   $__________
                                     ---------------

H.       Net proceeds from sales of Receivables for Accelerated Notes pursuant to
         Section 3.20................................................................................   $__________
         ------------

III.  Targeted deposits to, and withdrawals of funds on deposit from, the Class C Reserve Account.
      -------------------------------------------------------------------------------------------


A.  Targeted deposit to the Class C Reserve Account pursuant to Section 3.22(a):
                                                                ---------------

B.  Deposits to the Class C Reserve sub-Accounts pursuant to Section 3.22:
                                                             ------------

             1.         Sum of the Class C Reserve sub-Account deposits for each applicable tranche of Outstanding Notes:

                        a.       [Tranche] ...................................................          $__________

                        b.       [Tranche] ...................................................          $__________

                                                                         Total ...............          $__________

C.  Withdrawals from the Class C Reserve Account pursuant to Section 3.23:
                                                             ------------

             1.         Amount withdrawn from the applicable Class C Reserve
                        sub-Account and deposited in the applicable Interest
                        Funding sub-Account pursuant to Section 3.23(a):
                                                        ---------------

                        a.    Interest Funding sub-Account for [Class/Tranche]..............    $__________

                        b.    Interest Funding sub-Account for [Class/Tranche]..............    $__________

                                                                      Total ................    $__________

             2.         Amount withdrawn from the Class C Reserve sub-Account and deposited in the applicable Principal Funding sub-Account pursuant to Section
                                                                                    --------
                        3.23(b):
                        -------

                        a.   Principal Funding sub-Account for [Class/Tranche]..............    $__________

                        b.   Principal Funding sub-Account for [Class/Tranche]..............    $__________

                                                                     Total .................    $__________

             3.         Amounts paid to the Issuer pursuant to Section 3.23(c)..............    $__________
                                                               ---------------

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of __________, _____.

                                    MBNA AMERICA BANK,

                                    NATIONAL ASSOCIATION,

                                    as Servicer

                                    By:
                                        ______________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT C
                                                                       ---------

                       [FORM OF] MBNASERIES SCHEDULE TO

                        MONTHLY NOTEHOLDERS' STATEMENT

Date: _____ __, ____


                      MBNA CREDIT CARD MASTER NOTE TRUST
                    MONTHLY PERIOD ENDING _______ __, ____


         Reference is made to the Series 2001-_ Supplement (the "Series 2001-_ Supplement"), dated as of _________ __, 2001, between MBNA America Bank, National Association, a national banking association (the "Bank"), as Seller and Servicer, and The Bank of New York, as Trustee, the Indenture (the "Indenture"), dated as of ________ __, 2001 and the Indenture Supplement (the "Indenture Supplement"), dated as of _______ __, 2001, each between MBNA Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series 2001-_ Supplement, the Indenture and the Indenture Supplement, as applicable.

         The following computations are prepared with respect to the Transfer Date of _______ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

A.       Targeted deposits to Interest Funding sub-Accounts:

                        Targeted Deposit      Actual Deposit to
                     to Interest Funding     Interest Funding                            Interest Funding
                        sub-Account for       sub-Account for        Shortfall from         sub-account         Interest Funding
                      applicable Monthly     applicable Monthly     earlier Monthly       Balance prior to        sub-Account
   Class/Tranche           Period                 Period                Periods             Withdrawals             Earnings
------------------   --------------------   --------------------  --------------------  --------------------   ------------------
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

B.       Interest to be paid on the corresponding Interest Payment Date:

                                                                       Amount of
                                                                   interest to be paid
                                                                    on corresponding
                        Interest Payment                            Interest Payment
   Class/Tranche              Date             Interest Rate              Date
-------------------     ----------------     -----------------    --------------------
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

C.       Targeted deposits to Class C Reserve sub-Accounts:

                       Targeted Deposit     Actual Deposit to                        Class C Reserve
                     to Class C Reserve       Class C Reserve                          sub-Account
                       sub-Account for       sub-Account for      Shortfall from        Balance on          Class C Reserve
                      applicable Monthly    applicable Monthly   earlier Monthly    Transfer Date prior       sub-Account
    Tranche                 Period                Period             Periods          to Withdrawals           Earnings
---------------     ---------------------  --------------------  ----------------   --------------------    ---------------

[Total:]

D. Withdrawals to be made from the C Reserve sub-Accounts on the corresponding [Transfer Date]:

                                                                Class C Reserve
                                                                  sub-Account
                        Withdrawals          Withdrawals           Balance on
                            for                  for           Transfer Date after
     Tranche              Interest            Principal          to Withdrawals
---------------     ---------------------  ----------------    ------------------
Class C Total:

E.       Targeted deposits to Principal Funding sub-Accounts:

                       Targeted Deposit
                         to Principal      Actual Deposit to
                        Funding sub-       Principal Funding                      Principal Funding
                         Account for        sub-Account for     Shortfall from       sub-Account        Principal Funding
                     applicable Monthly   applicable Monthly   earlier Monthly        Balance on           sub-Account
   Class/Tranche           Period               Period             Periods          Transfer Date            Earnings
------------------  --------------------  -------------------  -----------------  ------------------   -------------------
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

F.       Principal to be paid on the corresponding Principal Payment Date:


                                              Amount of
                                         principal to be paid
                          Principal        on corresponding
                           Payment        Principal Payment
   Class/Tranche             Date                Date
-------------------      -------------   -------------------

[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]


G. Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount as of the end of the prior Monthly Period:

                                                                   Adjusted
                        Initial Dollar       Outstanding         Outstanding        Nominal
                          Principal           Principal           Principal       Liquidation
   Class/Tranche            Amount              Amount              Amount           Amount
------------------      --------------    -----------------     --------------   -------------
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

H.       Class A Usage of Class B and Class C Subordinated Amounts:

                  Class A Usage          Class A Usage       Cumulative         Cumulative
                   of Class B             of Class C        Class A Usage     Class A Usage
                  Subordinated           Subordinated        of Class B         of Class C
                 Amount for this        Amount for this     Subordinated       Subordinated
     Tranche     Monthly Period         Monthly Period         Amount             Amount
-------------  -------------------    ------------------  ----------------  ------------------

[Total:]

I.       Class B Usage of Class C Subordinated Amounts:

                       Class B Usage of       Cumulative
                           Class C         Class B Usage of
                         Subordinated          Class C
                       Amount for this       Subordinated
      Tranche           Monthly Period          Amount
---------------     --------------------   ------------------

[Total:]

J.       Reductions of and Increases to Nominal Liquidation Amount:

                                             Increases
                                               from
                                              amounts
                                             withdrawn
                             Increases       from the                        Reductions                  Reductions
                               from          Principal                         due to                      due to
                            accretions        Funding       Reimburse-     reallocation                  amounts on
                                on          sub-Account     ments from      of Series                    deposit in
                Beginning    Principal    in respect of    Series [___]       [____]       Reductions       the          Ending
                 Nominal        for         Prefunding      Available        Available       due to      Principal       Nominal
   Class/      Liquidation   Discount         Excess          Funds          Principal      Investor      Funding      Liquidation
   Tranche       Amount        Notes          Amount                          Amounts      Charge-Offs   sub-Account      Amount
------------  ------------  -----------   --------------   ------------    -------------  ------------- ------------  -------------
[Class A
Total:]

[Class B
Total:]

[Class C
Total:]

[Total:]

K.   Early Redemption Event:


     Current month Excess Available Funds                                 _____%

     Three month Excess Available Funds                                   _____%

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders' Statement this __th day of __________, _____.

                                       MBNA AMERICA BANK,
                                       NATIONAL ASSOCIATION,
                                         as Beneficiary of the MBNA Credit Card
                                         Master Note Trust and as
                                         Servicer of the MBNA Master Credit
                                         Card Trust II



                                       By:  ______________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT D

                          [FORM OF] INVESTMENT LETTER

                                    [Date]

The Bank of New York
as Indenture Trustee,
101 Barclay Street
Floor 12 East
New York, New York 10286
Attention:  Corporate Trust Department

MBNA Credit Card Master Note Trust


c/o MBNA America Bank, National Association, as Beneficiary
400 Christiana Road
Newark, Delaware 19713
Attention: Jack Fioravanti

         Re:    Purchase of $___________* principal amount of MBNA
                Credit Card Master Note Trust. Series 2001-_, Class [*] Notes
                --------------------------------------------------------------

Ladies and Gentlemen:

         In connection with our purchase of the above Notes (the "Notes") we confirm that:

         (1) We understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

         (2) Any information we desire concerning the Notes or any other matter relevant to our decision to purchase the Notes is or has been made available to us.

         (3) We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and we (and any account for which we are purchasing under paragraph
(iv) below) are able to bear the economic risk of an investment in the Notes. We (and any account for which we are purchasing under paragraph (iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act).


_________________________________________
* Not less than $250,000 minimum principal amount.

         (4) We are acquiring the Notes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Notes, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

         (5) We agree that the Notes must be held indefinitely by us unless subsequently registered under the Securities Act or an exemption from any registration requirements of the Securities Act and any applicable state securities law is available;

         (6) We agree that in the event that at some future time we wish to dispose of or exchange any of the Notes (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Notes unless:

                  (a)(i) the sale is of at least U.S. $250,000 principal amount of Notes to an Eligible Purchaser (as defined below), (ii) a letter to substantially the same effect as paragraphs (1), (2), (3), (4), (5) and
         (6) of this letter is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

                  (b) the Notes are transferred pursuant to Rule 144 under the Securities Act by us after we have held them for more than three years; or

                  (c) the Notes are sold in any other transaction that does not require registration under the Securities Act and, if the Issuer, the Servicer, the Trustee or the Note Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

                  (d) the Notes are transferred pursuant to an exception from the registration requirements of the Securities Act under Rule 144A under the Securities Act; and

         (7) We understand that the Notes will bear a legend to substantially the following effect:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

         This legend may be removed if the Issuer, the Trustee and the Note Registrar have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that the legend may be removed.

         "Eligible Purchaser" means either an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. "Eligible Dealer" means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture dated as of _______ __, _____, between MBNA Credit Card Master Note Trust and The Bank of New York, as indenture trustee.

                                                Very truly yours,

                                                __________________________
                                                (Name of Purchaser)

                                                By________________________
                                                (Authorized officer)

                                                                     EXHIBIT E-1
                                                                     -----------

                    [FORM OF] CLEARANCE SYSTEM CERTIFICATE
                         TO BE GIVEN TO THE TRUSTEE BY
                   EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR
          DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A
                             TEMPORARY GLOBAL NOTE

                      MBNA CREDIT CARD MASTER NOTE TRUST,
                        Series [____], Class [.] Notes
       [Insert title or sufficient description of Notes to be delivered]

     We refer to that portion of the Temporary Global Note in respect of the Series [____], Class [o ] Notes to be exchanged for definitive Notes (the "Submitted Portion") pursuant to this certificate (the "Notes") as provided in the Indenture dated as of ___________ ___, ______, (as amended and supplemented, the "Indenture") in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person's beneficial interest either (a) from such person, substantially in the form of Exhibit E-2 to the Indenture Supplement, or (b) from ___________ ___, ______, substantially in the form of Exhibit E-3 to the Indenture Supplement, and (ii) the Submitted Portion includes no part of the Temporary Global Note excepted in such certificates.

     We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated: ___________ ___, ______, *    [Morgan Guaranty Trust Company of New York,
                                     Brussels office, as operator of the
                                     Euroclear System]
                                     [Clearstream, Luxembourg]



                                     By_____________________________________

_____________________

* To be dated on the date of the proposed exchange.

                                     E-1-1

                                                                     EXHIBIT E-2
                                                                     -----------

                   [FORM OF] CERTIFICATE TO BE DELIVERED TO

                     EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
           BY [ ] WITH RESPECT TO REGISTERED NOTES SOLD TO QUALIFIED
                             INSTITUTIONAL BUYERS

                      MBNA CREDIT CARD MASTER NOTE TRUST,
                        Series [____], Class [.] Notes

     In connection with the initial issuance and placement of the Series
[____], Class [.] Notes (the "Notes"), an institutional investor in the United States (an "institutional investor") is purchasing [U.S.$/(pound)/(U)/SF] aggregate principal amount of the Notes hold in our account at [Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System] [Clearstream, Luxembourg] on behalf of such investor.

     We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

     [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

     The Definitive Notes in respect of this certificate are to be issued in registered form in the minimum denomination of [U.S.$/(pound)/(U)/SF] and such Definitive Notes (and, unless the Indenture or terms document relating to the Notes otherwise provides, any Notes issued in exchange or substitution for or on registration of transfer of Notes) shall bear the following legend:

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. THIS NOTE CANNOT BE EXCHANGED FOR A BEARER NOTE."

Dated: _____________ ___, ______,

                                             [                     ]
                                             By_________________________________
                                             Authorized officer

                                     E-2-1

                                                                     EXHIBIT E-3
                                                                     -----------

                     [FORM OF] CERTIFICATE TO BE DELIVERED

                    TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

                             BY A BENEFICIAL OWNER

             OF NOTES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER

                      MBNA CREDIT CARD MASTER NOTE TRUST,
                        Series [____], Class [.] Notes

     This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the Series [____], Class [.] Notes held by you for our account (the "Notes") (i) are owned by a person that is a United States person, or (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the Notes in bearer form with respect to such of the Notes as then appear in your books as being held for our account.

     This certificate excepts and does not relate to [U.S.$/(pound)/(U)/SF] principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Notes in such principal amount cannot be made until we are able to so certify.

                                     E-3-1

     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings. As used herein, "United States" means the United States of America, including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Dated: _____________ ___, ______*            By______________________________
                                             Name:

                                             As, or as agent for, the beneficial
                                             owner(s) of the interest in the
                                             Notes to which this certificate
                                             relates.

_______________________

* This certificate must be dated on the earlier of the date of the first payment of interest in respect of the Notes and the date of the delivery of the Notes in definitive form.

                                     E-3-2